                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

                    Investment Company File Number: 811-03626

                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

          One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

                                 Sophia Collier
                             Citizens Advisers, Inc.
                                One Harbour Place
                              Portsmouth, NH 03801
                     (Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (603) 436-5152

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

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ITEM 1. REPORT TO SHAREHOLDERS.
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                             (CITIZENS FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                          AND SUPPLEMENTAL COMMENTARY

                               DECEMBER 31, 2006

                    SHARE THE SEEDS OF RESPONSIBLE INVESTING

                      NOT A PART OF THE SEMI-ANNUAL REPORT

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TABLE OF CONTENTS

SUPPLEMENTAL COMMENTARY
Letter from the president ................................................     1
Citizens focus ...........................................................     3

SEMI-ANNUAL REPORT
Risks of mutual fund investing ...........................................     7
Benchmarks ...............................................................     8
Portfolio review disclosure ..............................................     9
Portfolio review .........................................................    10
Portfolio composition ....................................................    34
Holdings .................................................................    36
Statements of assets and liabilities .....................................    54
Statements of operations .................................................    56
Statements of changes in net assets ......................................    58
Financial highlights .....................................................    62
Financial notes ..........................................................    68
Supplemental information .................................................    77
Shareholder services .....................................................    80

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

NOT A PART OF THE SEMI-ANNUAL REPORT

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LETTER FROM THE PRESIDENT

Dear Shareholder,

The financial markets finished 2006 on a strong note with an upswing and an improved landscape for public policy issues such as the environment and corporate governance. Also, Citizens Value Fund has developed into the flagship of our fund family with strong financial returns and increasing recognition by investors and the financial press. Morningstar wrote that Citizens Value Fund was a "worthy core holding for socially conscious investors" and Citizens' investors seem to agree with strong purchase activity in 2006. We instituted a contractual expense limit of 1.29% through June 30, 2007 for Citizens Value Fund standard shares, and we also established an institutional share class for foundations, endowments and larger investors.

The success of Citizens Value Fund exemplifies what we are seeking to do with our investment group: build strong performing products that invest in companies with high standards for social and environmental responsibility. I hope you will take time to read the individual managers' commentaries inside this report and note the effort and insight that goes into structuring the portfolios to seek return for shareholders.

We were active in 2006 on a number of social and environmental initiatives. In March, we were the first mutual fund company to call on corporations to divest of their operation in Sudan. We believe too little attention has been paid to the humanitarian crisis in Sudan and that corporations need to do more. To date, 20 of the 23 corporations we targeted have responded, affirming they have ended or will not establish ties to Sudan. We think this is significant as these companies were reported to be involved with Sudan prior to our letter.

(PHOTO OF SOPHIA COLLIER)

"IT IS ENCOURAGING TO SEE NEW NATIONAL LEADERSHIP EMERGE, AND I FEEL THE FINANCIAL MARKETS ARE ATTRACTIVELY VALUED. IN MY OPINION, IT IS A GOOD TIME TO BE A SOCIALLY RESPONSIBLE INVESTOR!"

-- SOPHIA COLLIER, PRESIDENT

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Our other initiatives focused on discrimination, climate change and toxics in consumer products. We filed shareholder resolutions at Whole Foods Market, Inc. on a toxics issue and YUM! Brands, Inc. on disability access. Our four year campaign with Cisco Systems, Inc. saw success with the release of their first corporate social responsibility report. We view this as an important victory because we believe that only by reporting on their social and environmental impact will companies have meaningful benchmarks for progress. In this regard, we also had productive conversations with Intel Corp., Hewlett-Packard Co. and Pfizer, Inc. regarding disclosure of social and environmental impacts. With a changed political climate, we expect more company interest in this initiative in 2007.

I look to the New Year with optimism. It is encouraging to see new national leadership emerge, and I feel the financial markets are attractively valued with under appreciated growth prospects. In my opinion, it is a good time to be a socially responsible investor!

I wish you a happy and healthy New Year.

Sincerely yours,


/s/ Sophia Collier
-------------------------------------
Sophia Collier
President

Stock values fluctuate in response to individual company actions, as well as general economic, political and market conditions. Value stocks may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

See pages 7-9 for important fund risks and benchmark and other disclosures. In considering performance of the funds for the six and twelve month periods, you should also consider the funds' longer term track records described elsewhere in this report. Of course, data presented reflects past performance which does not guarantee future results.

NOT A PART OF THE SEMI-ANNUAL REPORT


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CITIZENS FOCUS

(PHOTO OF JOANNE DOWDELL)

"WHETHER FACE-TO-FACE OR BY TELEPHONE, COMPANIES TODAY ARE MORE WILLING TO MEET WITH SOCIALLY RESPONSIBLE SHAREHOLDERS AND STAKEHOLDERS."

-- JOANNE DOWDELL
VP OF CORPORATE RESPONSIBILITY

CORPORATE ENGAGEMENT - A STEP IN THE RIGHT DIRECTION

Speaking directly with corporate executives is an important and often effective part of our activism and advocacy work. Productive dialog can lead to positive change at the companies we engage, thus helping prevent the need to file a shareholder proposal. Dialog also can be the by-product after a shareholder proposal has been filed. The desired outcomes can sometimes take months and even years to come to fruition, and may take several parties working together to achieve. Whether face-to-face or by telephone, companies today are more willing to meet with socially responsible shareholders and stakeholders than they were just two or three years ago. As a result, we had a robust corporate dialog schedule during the six month period ended December 31, 2006.

In July, we participated in a meeting with Johnson & Johnson, to get an update on the company's work to improve product safety and provide greater transparency of its non-proprietary activities. We plan to meet with Johnson & Johnson again in 2007 to follow up. Citizens filed a resolution on the topic of toxic ingredient usage with Johnson & Johnson in 2005. We withdrew the proposal once the company agreed to on-going and constructive dialog with the shareholder group.

During the period, Citizens joined an investor group to engage Cisco Systems ("Cisco") company representatives on right-to-privacy issues. Cisco, along with Google, Microsoft and Yahoo!, have been targeted by Human Rights Watch for aiding Chinese censorship policies. Companies argue they are following the law and have little recourse. John Chambers, CEO of Cisco, has stated that the company has no plans to stop doing business in

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                                        3

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China, where research firm IDC projects the e-commerce market will reach $390 billion by 2009(1). We would like to see Internet companies like Cisco take a stronger stand against censorship and will continue to follow the issue.

In July, Citizens' social research analysts met with the representatives from Pfizer responsible for reporting to stakeholders on the company's sustainability initiatives. We provided feedback on the company's 2005 Corporate Citizenship Report, including the issues of access to affordable medicines and transparency of political contributions. Pfizer is one of a growing number of companies issuing sustainability reports using the Global Reporting Initiative (GRI) as a guide. A company that uses the GRI as a guide to structure the contents of a sustainability report gives analysts the ability to compare "apples to apples" and evaluate the risks of the company compared to its peers. Pfizer is a company that continues to face public criticism, most recently on the issue of executive compensation, yet understands the importance of working with socially responsible investors like Citizens. Pfizer's willingness to increase disclosure and have open discussions on these issues with shareholders and stakeholders is an example of the changing attitudes towards dialog.

In August, Citizens and other socially responsible investors met with representatives of Intel to discuss the company's social and environmental initiatives. Intel is an example of a company that takes the initiative to meet with socially responsible investors on an annual basis. This year's meeting focused on the increased quantity of chemicals used to clean smaller chips, and efforts to attract and retain a diverse workforce. Intel also is working to update its contract manufacturer guidelines to the emerging industry standard, the Electronics Industry Code of Conduct (EICC).

Citizens' work continued with the Investor Environmental Health Network (IEHN) on the issue of toxic chemicals in consumer products. In September, we participated in a meeting with representatives of Whole Foods Market as part of our ongoing shareholder dialog with the company regarding potentially harmful chemicals in their products.

In addition to direct dialog, we also use the "power of the pen" to help get our views and concerns across to corporate executives. Letters provide a

----------
(1) Carrie Kirby, "Chinese Internet vs. free speech. Hard choices for U.S. tech giants," San Francisco Chronicle, September 18, 2005

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permanent record and can be an appropriate starting point for on-going communication.

In September, Citizens joined a group of investors and co-signed a letter to Target calling on the company to support cleaner gold mining and production. The coalition of investors, which at the time held more than 1.5 million shares of Target, felt it was time for management to address the issue, and minimize the potential risk to shareholder value. We believe bad publicity related to gold poses a threat to the reputations of companies that sell products containing gold.

Industrial gold mining involves serious risks to worker health and safety, the environment and surrounding communities. It uses and produces large volumes of toxic chemicals, including cyanide and mercury, and creates massive amounts of waste material. The pollution and destruction of local community lands and livelihoods caused by this industry recently have begun to attract the attention of human rights and environmental organizations. An effort involving jewelry retailer is currently under way to establish a mechanism for certifying more responsible mining operations. Retailers such as Tiffany's, Zales and Kay Jewelers are leading the way and we would like to see others follow suit.

Citizens Funds was a signatory to the Carbon Disclosure Project's annual survey of global companies for the third year in a row. The survey, which will help assess the risks posed by climate change on certain companies, will be sent in early 2007. It asks companies to detail their methods for tracking carbon emissions and outline the risks posed to their business by climate change. Additionally, the survey asks companies for information about the opportunities they might pursue in a carbon-constrained economy -- one in which carbon emissions are taxed or capped at an absolute amount. The survey will also look at whether companies are developing new technologies to reduce emissions, or to generate renewable energy. Companies that are proactive in this area may be able to benefit shareholders in the longer term.

Last year's survey, released in February 2006, was signed by 211 institutional investors with over $31 trillion in assets. In 2007, we believe a greater number of investors will pay attention to the environmental, social and financial consequences of climate change, and we are proud to be part of this ongoing effort.

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                                        5
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In November, Citizens co-signed a letter to ConocoPhillips regarding the company's efforts to secure permits to drill for oil near Teshekpuk Lake in the National Petroleum Reserve-Alaska (NPR-A). We want to see the company take a leadership position on the issue by dropping its plans to drill in this environmentally sensitive area. The Teshekpuk Lake area is vital to caribou herds, migratory birds and Alaska Natives who rely on the area for subsistence hunting and fishing. At ConocoPhillip's 2006 annual shareholder meeting, over 25% of shareholders voted in favor of a resolution asking the company to pursue oil drilling rights in other, less controversial areas.

LOOKING AHEAD

We are very optimistic that 2007 will bring further progress in how corporations respond to address the environmental and social risks they face around the globe. You only need to look at Exxon Mobil's participation in discussions regarding potential carbon regulations to recognize progress has been made. It was not too long ago that some company executives rejected the science on climate change. A January 11, 2007 Wall Street Journal article stated that the company has stopped funding research to refute studies showing a correlation between fossil-fuel and global warming. We would like to see this shift in Exxon's long-standing view serve as a catalyst for change in other companies approaches to climate change and other environmental issues.

We believe opportunities for socially responsible investors will expand and expect there will be growth in the industry. Decades of planting the seeds of change are bearing fruit. An increased number of institutional shareholders are including SRI mandates, and "Generation Next," many believe, is poised to carry on the work of so many before them. Their progressive, global perspectives will be a force to be reckoned with, and we believe, will serve to further advance the use of technology to help bring positive change in corporate, social and environmental performance.


NOT A PART OF THE SEMI-ANNUAL REPORT

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                         RISKS OF MUTUAL FUND INVESTING

As with any fund that invests in stocks or fixed-income securities, the value of your investment will fluctuate in response to individual company actions, as well as general economic, political and market conditions. Reactions to these factors may differ among various stock types, and investments in specific funds may present unique risks--and benefits given the nature of their focus. Many of these risks are discussed below, and additional information on risks may also be found in the Citizens Funds prospectus.

GROWTH INVESTING RISKS

Growth stocks may be especially volatile, because their prices are largely based on estimates of future earnings.

VALUE INVESTING RISKS

Value stocks may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

SMALL- AND MEDIUM-SIZED COMPANY RISKS

Small- and medium-sized companies pose unique investment risks as they may have less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

FOREIGN INVESTING RISKS

Foreign markets pose unique investment risks, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

FIXED-INCOME INVESTING RISKS

Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. There is also the chance that some of the fund's holdings will have their credit ratings downgraded or may default, potentially reducing the fund's income level and share price.

HIGH-YIELD SECURITY RISKS

High-yield securities (so-called "junk bonds") offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

MONEY MARKET RISKS

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

BENCHMARKS

When evaluating performance of any investment, it is useful to look at both absolute and relative return. In other words, how much did the fund generate or lose for shareholders in the reporting period, and how did that performance compare to the fund's benchmark? Below is a brief description of the benchmarks we use. Please keep in mind that these benchmark indices are unmanaged, meaning you cannot invest directly in them, and their performance does not reflect the impact of fees and expenses that apply to our funds.

The S&P 500 INDEX includes a representative sample of 500 leading companies in the U.S. economy, focused on the large-cap segment of the U.S. equity universe.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index covers the large-cap segment of the U.S. equity universe.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index covers the mid cap segment of the U.S. equity universe; it includes the smallest 800 securities in the Russell 1000 Index.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index covers the small-cap segment of the U.S. equity universe.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a market capitalization-weighted equity index of more than 1,500 stocks traded in 23 world markets.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX is comprised of taxable, investment grade fixed-income securities, including government, corporate, mortgage and asset-backed securities.

The BLENDED INDEX is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

PORTFOLIO REVIEW DISCLOSURE

The information in each portfolio review was obtained from the portfolio manager(s) for each fund. Any views and opinions expressed are those of the portfolio manager(s). Portfolio managers with different funds and strategies may have opinions that vary from their colleagues'. Citizens Advisers considers diversity of investment opinion to be a strength that contributes to healthy debate and is part of a strong overall investment process. The portfolio reviews are provided for informational purposes only and should not be used or construed as a recommendation for any security.

CITIZENS CORE GROWTH FUND

(PHOTO OF ROBERT MAGAN, JONATHAN WHITE)

"WE HAVE INCREASED OUR EXPOSURE TO FOREIGN-BASED STOCKS TO BENEFIT FROM WHAT WE BELIEVE IS MORE ROBUST GROWTH AVAILABLE IN INTERNATIONAL MARKETS."

CO-PORTFOLIO MANAGERS

Robert Magan, CFA
Jonathan White, CFA

INVESTMENT GOAL

Long-term capital appreciation

INVESTMENT STRATEGY

Invests mainly in stocks of U.S. large-capitalization companies

INCEPTION DATES

Standard shares       3.03.95
Institutional shares  1.25.96
Administrative shares 2.04.00

RISKS

Growth investing (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the second half of 2006 the Core Growth Fund standard shares returned 2.20%, lagging far behind the benchmark indexes of the S&P 500 Index, which returned 12.74%, and the Russell 1000 Growth Index, which returned 10.10% during the same period.

In hindsight, we were too focused on the uncertain economic outlook during the period. Worries over the health of the housing market and its potential effect on consumer spending dominated the debate over "hard" or "soft economic landing" scenarios. Economic concerns were complicated further by the anticipation and results of the November elections, as expectations of a split in control of Congress became a Democratic majority in both houses. This affected the outlook for legislative activity on taxes, healthcare, the minimum

CITIZENS CORE GROWTH FUND

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CITIZENS CORE GROWTH FUND PERFORMANCE (as of 12.31.06)

CORE GROWTH

                                  TOTAL RETURN      AVERAGE ANNUAL RETURN
                                 --------------   -------------------------
                        Ticker      6       1       5       10      Since
Share class             symbol   months    year   years   years   inception
-----------             ------   ------   -----   -----   -----   ---------
STANDARD SHARES          WAIDX    2.20%   -2.02%  0.65%   5.10%      8.09%
INSTITUTIONAL SHARES     WINIX    2.59%   -1.26%  1.37%   5.85%      7.49%
ADMINISTRATIVE SHARES    CGADX    2.45%   -1.59%  1.05%     NA      -4.92%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

wage, energy, Iraq, and many other issues impacting both the overall economy and specific companies.

The stock markets chose to ignore the uncertainty and advanced steadily from July through the end of 2006. This advance was driven by reasonable valuation levels, given the continuing strength in earnings growth in both second and third quarter reports, and the pause in raising interest rates by the Federal Reserve Board (Fed). These events attracted the ample amount of cash available for investment from hedge funds, private equity groups, foreign sources and high corporate cash balances, into both U.S. and foreign markets pushing stock prices higher.

This upward momentum countered our changes to the portfolio to reflect our specific economic expectations. While we moved the portfolio from a late economic cycle orientation, emphasizing capital spending related stocks such as industrials, to a defensive posture, with staples and healthcare stocks, to finally a more neutral position, the market continued to advance almost independent of economic developments. One sector specific strategy that significantly hurt performance was our emphasis on energy early in the summer. The price of oil in early July was $78 per barrel and there was a significant chance of a disruption in oil production due to the potential for an above average hurricane season, events in the Middle East and problems with Alaskan pipelines. No hurricanes entered the Gulf

                                                       CITIZENS CORE GROWTH FUND
of Mexico, the Middle East problems were settled without escalation and the pipeline problems were fixed more quickly than anticipated. By late September, oil was at $55 per barrel and our energy stocks suffered. Our holdings in the energy sector reduced the fund's return by 1.90% for the six month period ended December 31, 2006.

Four of the ten stocks that under performed the most in the fund during the period were industrial stocks. Rockwell Automation, Norfolk Southern, Fluor and Fastenal were all significantly impacted during the summer by the deteriorating economic picture. We sold all of these stocks during the third quarter, but in aggregate they hurt the fund's returns by over 1.5% for the period. Performance also suffered from staying too long in our position of Chicos FAS, the retailer of women's clothing. It detracted 0.42% from the fund's return during the period. This company had problems in the spring, which we thought were short term in nature, however, they turned out to be more extensive. We sold the stock in late summer.

Some of our strategies did work for us during the period. Toward the end of the year we positioned the portfolio to take advantage of the "soft economic landing" scenario, by cutting back on healthcare and consumer staples stocks and increasing our exposure to the consumer discretionary sector and other sectors that we believed would benefit from an improved economic outlook. Two stocks that contributed most to performance were from the industrial sector, Precision Cast Parts, which manufactures complex metal components, and Paccar, a producer of large trucks. Also our holdings in the consumer discretionary sector, particularly J.C. Penney, McDonald's and Walt Disney Co., worked well and helped performance during the period.

WHAT IS THE OUTLOOK?

As we enter 2007 it appears that the economy has had a "soft landing" and may be poised to reaccelerate. One critical factor will be continued stabilization in the housing market. This is necessary to support both employment levels and consumer spending. History suggests that the current strength of the stock market indicates the start of a strengthening economy sometime around mid-year, but false signals have been known to occur in the past. We have positioned the portfolio in companies that show the greatest growth prospects with an eye to valuation so we are not paying too much for growth. Also, we have increased our exposure to foreign-based stocks such as Roche Holdings and Canon to benefit from what we believe is more robust growth available in international markets.

CITIZENS CORE GROWTH FUND

CITIZENS EMERGING GROWTH FUND

EMERGING GROWTH

(PHOTO OF J. MICHAEL GALLIPO, JONATHAN WHITE)

"EARNINGS GROWTH AMONG COMPANIES REMAINS ROBUST, AND WE EXPECT GROWTH TO REMAIN STRONG ENOUGH TO SUPPORT EQUITY PRICES."

CO-PORTFOLIO MANAGERS

J. Michael Gallipo, CFA
Jonathan White, CFA

INVESTMENT GOAL

Aggressive growth

INVESTMENT STRATEGY

Invests mainly in stocks of young, growing, medium capitalization companies

INCEPTION DATES

Standard shares        2.08.94
Institutional shares  11.01.99
Administrative shares  2.04.00

RISKS

Growth investing; small- and medium-sized company risks (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

Citizens Emerging Growth Fund standard shares returned 1.89% during the six month period ended December 31, 2006, lagging its benchmark the Russell Midcap Growth Index, which returned 7.90% during the same period. The period saw persistent rallies in all of the major equity indices as investors remained optimistic that the economy would make a successful "soft landing". Earnings growth for the third quarter came in much stronger than expected, which helped extend the rally. Liquidity remained abundant during the period, whether measured through traditional money supply growth, continued stock buybacks by companies or a steady flow of deals from private equity investors.

Financials was the best performing sector for the fund compared to the fund's benchmark during the

                                                   CITIZENS EMERGING GROWTH FUND

CITIZENS EMERGING GROWTH FUND PERFORMANCE (as of 12.31.06)

                                       TOTAL RETURN      AVERAGE ANNUAL RETURN
                                       -------------   -------------------------
                              Ticker      6       1      5       10      Since
Share class                   symbol   months   year   years   years   inception
------------                  ------   ------   ----   -----   -----   ---------
STANDARD SHARES                WAEGX    1.89%   7.46%   4.13%  8.69%     11.25%
INSTITUTIONAL SHARES           CEGIX    2.16%   7.97%   4.78%    NA       0.89%
ADMINISTRATIVE SHARES          CGRDX    2.03%   7.68%   4.47%    NA      -3.38%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

period. The fund benefited from an overweight position versus the benchmark (10.5% vs. 9.0%), although performance was hurt slightly by stock selection within the sector. Consumer discretionary was the largest contributor to the fund's absolute performance. This sector returned 11.30% and contributed 2.30% to the fund's total return. Fears about the health and strength of the consumer, which arose in the spring and early summer of 2006, abated during the period resulting in a significant rally in retail-related stocks.

Industrial stocks were the greatest detractors from the fund's relative performance during the period with the sector falling 8.01%, versus the benchmark's 1.66% increase and subtracting 1.11% from fund performance. Weak performance from a couple of the fund's larger holdings in this sector drove the underperformance. Energy stocks were the largest detractor from the fund's absolute performance. Our holdings in this sector fell 9.21% during the six-month period, subtracting 1.15% from the fund's total return. Concerns over the decline in natural gas and oil prices, and the possibility of a subsequent decline in activity and earnings for the group, contributed to the sell-off.

CB Richard Ellis, the country's largest commercial real estate services firm, was the fund's biggest contributor to performance. The stock rose 33.33% and added 0.66% to the fund's total return. The performance validated our

CITIZENS EMERGING GROWTH FUND
decision to focus on the commercial real estate market rather than the residential market. The next three largest contributors to the fund's relative performance were all retail stocks that cater to either upper-income or teen consumers - Nordstrom, Polo Ralph Lauren and American Eagle Outfitters. All three companies posted very strong comparable sales data during the period and look to be well-poised to maintain growth into 2007. Akamai Technologies had the largest absolute gain during the period, with its stock price rising 47.53% as the company benefited from the growth in high bandwidth content on the Internet.

The worst performing stock on an absolute basis, and second largest detractor from fund performance, was Choice Hotels, which fell 30.53% and subtracted 0.58% from the fund's total return. The stock, a strong performer for the fund over the past several years, was hurt after the company's second quarter earnings came in below investor forecasts and the company lowered guidance for the rest of the year. Expeditors International, another long-time fund holding, was the largest detractor from fund performance, falling 27.72% and subtracting 0.82% from the fund's return. The company, which had a track record of beating analyst forecasts, came in slightly below forecasts at the end of July, and was also hurt by general weakness within the transportation and logistics industry. We reduced the size of our position in Expeditors during the fourth quarter, but we still believe the company has more growth ahead.

WHAT IS THE OUTLOOK?

Our outlook for 2007 is reasonably optimistic. The series of interest rate hikes by the Fed seem to be having the desired effect of slowing, but not hurting, the economy. We expect the Fed to remain on the sidelines for most, if not all, of 2007. Earnings growth among companies remains robust, and while we expect the rate of growth to slow, we expect it to remain strong enough to support equity prices. Also, the third year of a Presidential term has historically been a strong year for the markets. As always, however, there are risks that we will continue to watch closely. Foremost is the risk that the current weakness in the housing market (while currently showing signs of bottoming out) may become more pronounced and have a wider impact on the economy resulting in a harder landing. In addition, political developments in Washington have the potential to negatively impact certain segments of the market such as healthcare.

                                                   CITIZENS EMERGING GROWTH FUND

CITIZENS SMALL CAP CORE GROWTH FUND

(PHOTO OF J. MICHAEL GALLIPO, NATHAN MOSER, JONATHAN WHITE)

"WE BELIEVE 2007 SHOULD BE A GOOD YEAR FOR EQUITIES, AND SMALL CAP STOCKS IN PARTICULAR."

CO-PORTFOLIO MANAGERS

J. Michael Gallipo, CFA
Nathan Moser, CFA
Jonathan White, CFA

INVESTMENT GOAL

Capital appreciation

INVESTMENT STRATEGY

Invests mainly in stocks of small-capitalization U.S. companies

INCEPTION DATE

Standard shares 12.28.99

RISKS

Growth risks; small- and medium-sized company risks

(See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

Citizens Small Cap Core Growth Fund returned 1.68% for the six months ended December 31, 2006, lagging its benchmark the Russell 2000 Growth Index, which returned 6.86% for the same period. Small cap stocks underperformed their larger counterparts for the period, despite outperforming during the fourth quarter. The markets rallied as inflation expectations decreased, confidence in an economic "soft landing" for 2007 increased and merger and acquisition activity surged.

The fund's best performing sector during the six month period was financials, contributing 1.64% to the fund's total return. Strong stock selection and a significant overweight position relative to the benchmark contributed to the strong performance. Consumer discretionary was the fund's next

CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS SMALL CAP CORE GROWTH FUND PERFORMANCE (as of 12.31.06)

SMALL CAP CORE GROWTH

                            TOTAL RETURN     AVERAGE ANNUAL RETURN
                           -------------   -------------------------
                  Ticker      6       1      3       5       Since
Share class       symbol   months   year   years   years   inception
-----------       ------   ------   ----   -----   -----   ---------
STANDARD SHARES   CSCSX     1.68%   8.74%  7.87%   5.44%     4.16%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

best performing sector, with a total return of 4.36%. However, due to poor stock selection, this sector underperformed the benchmark by 0.89%. Information technology and industrials were the fund's worst performing sectors, detracting 0.23% and 1.74% from the fund's total return, respectively. The fund maintained overweight positions in both the financials and consumer staples sectors, while continuing to underweight healthcare and industrials relative to the benchmark. We added to our biotechnology exposure during the period, and anticipate increasing our exposure to the healthcare sector further in 2007.

The largest contributor to fund performance for the period was Decker's Outdoor Corp., a footwear retailer best known for their UGG and Teva brands. The stock gained 55.59% and added 0.98% to the fund's total return. Decker's strong stock performance was driven by better than expected second and third quarter results as well as increased optimism for a strong holiday season. Philadelphia Consolidated Holding Corp., a property and casualty insurance company, was another strong performer and gained 46.70% and added 0.53% to total return on very strong third quarter results.

Choice Hotels International Inc., which operates mid-priced hotel chains such as Clarion, Comfort Inn and Econo Lodge, declined 30.53% during the period. This detracted 0.89% from the fund's total return. Choice Hotels' financial results for the second quarter were below expectations and they reduced full year guidance. The combination of high expectations and a

                                             CITIZENS SMALL CAP CORE GROWTH FUND
lofty valuation magnified the decline. Dress Barn Inc., a retailer targeting value-conscious women, declined 31.43% during the period in which the fund held it. This decline was based in part on weaker than expected same store sales. We sold our position due to our belief that the company's fundamentals had deteriorated.

WHAT IS THE OUTLOOK?

Despite nearly two years of Federal Funds interest rate increases, liquidity remains abundant. Corporations, private equity investors and foreign countries are all looking to invest their cash, and we believe this trend should continue in 2007. In our opinion, the current environment is positive for equities as excess cash keeps interest rates low and leads to increased dividends, share repurchases and mergers and acquisitions. We expect that economic growth will slow - which should help ease the Federal Reserve's inflation concerns. We believe 2007 should be a good year for equities, and small cap stocks in particular, along with an expectation for periods with heightened volatility.

CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS VALUE FUND

VALUE

(PHOTO OF SOPHIA COLLIER)

"THIS MARKS THE FOURTH CONSECUTIVE YEAR IN WHICH THE FUND HAS OUTPERFORMED THE S&P 500 INDEX."

PORTFOLIO MANGER

Sophia Collier

INVESTMENT GOAL

Long-term capital appreciation

INVESTMENT STRATEGY

Invests mainly in stocks and other equities of U.S. large-capitalization companies

INCEPTION DATE

Standard shares      6.13.96
Institutional shares 3.31.06

RISKS

Value risks (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

Citizens Value Fund standard shares returned 10.30% for the six months ended December 31, 2006 and 15.95% for the year. During the six months we underperformed the benchmark S&P 500 Index's return of 12.74%, but we outperformed its 15.80% result for the year. This marks the fourth consecutive year in which the fund has outperformed the S&P 500 Index.

Within the six month period, the fund's underperformance was almost completely the result of the underperformance of ConocoPhillips, the environmentally approved energy company compared to ExxonMobil, a rejected company that is among the largest names in the S&P 500 Index. Exxon's stock price rose almost 25% during the second half of the year, while ConocoPhillips' stock was up only

                                                             CITIZENS VALUE FUND

CITIZENS VALUE FUND PERFORMANCE (as of 12.31.06)

                                 TOTAL RETURN      AVERAGE ANNUAL RETURN
                                --------------   -------------------------
                       Ticker      6       1       5       10      Since
Share class            symbol   months    year   years   years   inception
-----------            ------   ------   -----   -----   -----   ---------
STANDARD SHARES        MYPVX    10.30%   15.95%  2.06%   8.33%     8.68%
INSTITUTIONAL SHARES   CVALX    10.58%      NA     NA      NA      9.80%*

*    Aggregate return

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

9.80% in the period. ConocoPhillips' smaller return was the result of a sell-off in the stock in the third quarter, following their announcement to acquire Burlington Resources. ConocoPhillips rallied in the fourth quarter, but not enough to overtake Exxon. Interestingly, we now believe that Exxon may be overvalued, trading at a price/earnings multiple of almost 12, versus ConocoPhillips which is valued at a much more reasonable price/earnings ratio of
7.3. This suggests to us that ConocoPhillips has the potential to exceed the performance of its pricier counterpart in the year ahead, so we continue to hold the stock.

Citizens Value Fund's top performing sector in the second half of the year was consumer discretionary, where our holdings such as luxury retailer Nordstrom, Inc. and Toyota Motor Corp. showed strong appreciation. Both companies seem to be well in tune with consumer tastes. Toyota's ability to succeed with a hybrid car is particularly encouraging. Automobiles are among the largest contributors to global warming, and it is essential that new strategies for lower emission vehicles be developed and commercialized.

The fund's second best performing sector in the period was information technology led by the fund's holding of Freescale, a semiconductor company that spun off from Motorola and then was acquired in the period

CITIZENS VALUE FUND
at a nice price premium by private equity investors. We liked Freescale because it had what we believed was a depressed valuation with motivated management and a specific and focused action plan to increase profit margins. This is the type of company favored by our quality relative value strategy. While we do not buy companies just because we believe they are acquisition candidates, it is nice when they are acquired.

WHAT IS THE OUTLOOK?

Looking ahead, I believe the United States economy is fairly strong, and that the global economy is even stronger. I do not believe that inflation is a significant risk. I also believe that low unemployment will continue in the U.S. and that interest rates, while higher than in recent years, are still at historically low levels. Thus, I believe that the slowing housing market will temper, but not destroy, consumer spending, the largest source of economic growth. With this view, we will continue to position the portfolio in what we consider undervalued companies with growing profitability. We will also keep an eye out for special situations where we can seek to add value to the portfolio.

                                                             CITIZENS VALUE FUND

CITIZENS GLOBAL EQUITY FUND

(PHOTO OF JONATHAN WHITE)

"WE BELIEVE STOCKS IN EMERGING MARKETS HAVE THE POTENTIAL TO PROVIDE ATTRACTIVE RETURNS."

PORTFOLIO MANAGER

Jonathan White, CFA

INVESTMENT GOAL

Capital appreciation

INVESTMENT STRATEGY

Invests in promising companies throughout the world

INCEPTION DATES

Standard shares        2.08.94
Institutional shares  11.01.99
Administrative shares  2.04.00

RISKS

Growth and foreign investing

(See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

World equity markets were strong during the second half of 2006. The MSCI World Index returned 13.21% during the period. This was slightly above the 12.74% return of the U.S. market, as measured by the S&P 500 Index. The fund's standard share class returned 7.86% during the six month period.

During the period, emerging markets and many European markets were very strong. This overall strength in world markets was in the face of evidence of generally slowing world economic growth and central banks more inclined to raise interest rates rather than lower them. This reflects the substantial amounts of cash available for investment from hedge funds, private equity investors, central banks and corporations.

CITIZENS GLOBAL EQUITY FUND

CITIZENS GLOBAL EQUITY FUND PERFORMANCE (as of 12.31.06)

GLOBAL EQUITY

                                  TOTAL RETURN      AVERAGE ANNUAL RETURN
                                 --------------   -------------------------
                        Ticker      6       1       5       10      Since
Share class             symbol   months    year   years   years   inception
-----------             ------   ------   -----   -----   -----   ---------
STANDARD SHARES          WAGEX    7.86%   14.41%  4.01%   6.76%      7.06%
INSTITUTIONAL SHARES     CGEIX    8.19%   15.01%  4.66%     NA      -0.19%
ADMINISTRATIVE SHARES    CEADX    8.04%   14.74%  4.30%     NA      -5.95%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

Our stock selections in the consumer discretionary and telecommunications services sectors worked well. Performance suffered from our energy holdings, an underweight relative to the index in the financial sector and somewhat mediocre returns in other sectors. In retrospect, we were a bit too cautious with our assessment of the ability of global markets to perform as economies slowed and we positioned the portfolio a bit too defensively both geographically and by maintaining an above average cash position.

Our biggest contributor to performance was Volvo AB, the Swedish manufacturer of trucks and engines. It has long been and continues to be one of our larger positions. The stock was up over 40% during the period and contributed 0.93% to overall fund performance. Another strong performer was Deutsche Boerse, the German stock exchange. Deutsche Boerse has benefited from takeover speculation that affected many international financial marketplaces in 2006. The stock was up over 30% during the six month period, and contributed 0.86% to the fund's return.

Another notable winner in the portfolio was Nintendo, which was purchased in early November, shortly before the company introduced its innovative Wii video gaming console that was such a success during the Christmas season. Although we had a relatively small position in the

                                                     CITIZENS GLOBAL EQUITY FUND
portfolio (1.30%), Nintendo contributed 0.25% to the fund's return in less than two months.

Two energy companies were the largest detractors from fund performance during the second half of 2006. Valero Energy, a U.S. based petroleum refining and marketing company, was down over 23% during the period hurting fund performance by 0.46%. Consol Energy, which produces coal and natural gas, was down 29%, and detracted 0.39% from the fund performance. The energy sector was weak overall as multiple potential threats to supply from weather and geopolitical events passed without causing disruption and the price of oil declined from $78 per barrel in July to approximately $60 per barrel on December 31, 2006.

WHAT IS THE OUTLOOK?

As we enter 2007, the portfolio remains somewhat cautious given our outlook for slowing economic growth, but we have reduced the defensive posture of the portfolio that we had in the last quarter of 2006. The fund's primary divergence from the MSCI World Index is an overweight in European stocks that is offset by an underweight in U.S. stocks. We have increased the fund's direct participation in emerging markets to approximately 5% of the portfolio with investments in typically larger, infrastructure related stocks. These include ICICI Bank, a major Indian bank, and two telecommunications companies, Telekomunikasi Indonesia and America Movil S. A., a major provider of cellular service in Mexico. We believe stocks in emerging markets have the potential to provide attractive returns but they also can be quite volatile so we will carefully monitor our position size and geographic exposures. On a sector basis, we are overweight in the healthcare sector, primarily in non-U.S. companies which are less vulnerable to U.S. legislative activities.

CITIZENS GLOBAL EQUITY FUND

CITIZENS BALANCED FUND

BALANCED

(PHOTO OF ROBERT MAGAN)

"WE BELIEVE THE OUTLOOK FOR EQUITIES IS POSITIVE IN 2007 AS THE ECONOMY CONTINUES TO GROW AND COMPANIES CONTINUE TO REPORT GOOD EARNINGS."

PORTFOLIO MANAGER

Robert Magan, CFA

INVESTMENT GOAL

Current income and capital appreciation

INVESTMENT STRATEGY

Invests in a blend of stocks, bonds and money market securities

INCEPTION DATE

Standard shares 12.20.02

RISKS

Growth and fixed income investing (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the six-month period ended December 31, 2006, the Citizens Balanced Fund returned 5.14%. This trailed the fund's benchmark, the Blended Index, which returned 9.64%. The Blended Index is a combination of 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index. The S&P 500 and the Lehman Brothers U.S. Aggregate indices both increased in value during the period, 12.74% and 5.09% respectively.

The stock market provided strong performance during the six month period to the surprise of some Wall Street analysts. Reduced concerns about inflation and rising interest rates and reports of slower but continued economic growth fueled this rally. The Federal Open Market Committee (FOMC) held its target for the federal funds rate steady at 5.25% during the entire six month period.

                                                          CITIZENS BALANCED FUND

CITIZENS BALANCED FUND PERFORMANCE (as of 12.31.06)

                                                 AVERAGE
                            TOTAL RETURN      ANNUAL RETURN
                           --------------   ----------------
                  Ticker      6       1       3       Since
Share class       symbol   months    year   years   inception
-----------       ------   ------   -----   -----   ---------
STANDARD SHARES    CFBLX    5.14%   2.99%   5.92%     8.27%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

At the end of the period the fund had a slight overweight in stocks, 61.9%, relative to the Blended Index's weighting of 60%. The remainder of the portfolio was allocated to bonds (34.1%) and short-term cash investments (4.0%). During the period, the fund increased its exposure to stocks and reduced its exposure to fixed income securities and cash investments. This reflected our positive outlook for stocks in the longer term. We reduced the fund's allocation to fixed income securities by reinvesting cash received from called bonds in stocks. The fixed income portion of the portfolio slightly outperformed the Lehman Brothers U.S. Aggregate Index during the period as the average maturity and average duration of the fixed income portion of the portfolio was short of the benchmark.

The fund's holdings in telecommunications stocks returned 27.08% during the period, as investors began to take advantage of this undervalued sector versus the rest of the market. This sector accounted for 0.90% of the fund's return. Financial stocks in the fund returned 11.31%, accounting for 2.10% of the fund's return. This sector responded nicely to the news that the FOMC was expected to continue to hold short term rates steady and the potential that the next move would be to lower rates.

Industrial stocks were volatile during the period due to the change in economic outlook from recession to continued growth. The fund's industrial stocks returned 3.08% accounting for only 0.01% of total return. The energy sector contributed negatively to the return of the fund. Our holdings in this

CITIZENS BALANCED FUND
sector returned -4.19%, accounting for -0.68% of the fund's return for the period.

Precision Castparts, a metal processing and manufacturing company, was the largest contributor to positive performance for the period. The stock returned 30.96% during the period, which accounted for 0.64% of the fund's return. The company benefited from strong third quarter earnings and an outlook for increased earnings and revenue in the future. In addition, analysts increased their estimates for 2007 and 2008. Their growth is likely to come from their strong original equipment manufacturing business with the airline industry as both Boeing and Airbus continue to take orders for new airplanes.

America Movil S.A. de C.V. (AMX), a wireless communications provider in Mexico and South America, gained 35.88%, accounting for 0.60% of the fund's return. The stock price moved higher as the company reported very solid earnings as subscriber and market share growth drove improvement in bottom line earnings. We believe future growth looks strong as AMX continues to grow organically and through acquisition.

Shares of both Valero Energy Corp and Rockwell Automation Inc. fell during the quarter 23.13% and 21.85% respectively, detracting 0.56% and 0.66% from the fund's return. Valero's decline was caused by the drop in oil prices and a recovery of gasoline inventories in the U.S. Rockwell declined due to slower profit margin growth attributed to a decline in automotive orders. We sold Rockwell and trimmed our position in Valero during the period.

WHAT IS THE OUTLOOK?

In our opinion the stock market will likely continue its year end rally into January and then retreat as fourth quarter earnings reports are released and economic strategists suggest that the years of double digit earnings growth have ended. We believe that once the equity market comes to terms with slower earnings, it should return to higher levels by year end.

We continue to believe that the greater long-term risk to economic growth is inflation, not higher interest rates. Therefore, we expect the Fed to hold the target for the federal funds rate at 5.25% through most of 2007. This gives them the flexibility to battle inflation while trying to construct a "soft landing" scenario for the economy. We believe that opportunities for capital appreciation in the bond market are currently limited. We also believe that

                                                          CITIZENS BALANCED FUND
yields should move higher in the earlier part of the year as the economy shows signs that it is not going into recession. Therefore, we continue to keep the duration of the bond portfolio short of its benchmark in anticipation of higher long term rates by the end of the first quarter.

We believe the outlook for equities is positive in 2007 as the economy continues to grow and companies continue to report good earnings. It is our belief that annualized GDP growth will likely slow in 2007 to a more sustainable rate of 2% to 3%, with growth somewhat below the Fed's target of 3% to 3.5% during the first two quarters. The third and fourth quarters will in our opinion, likely see a return to sustainable levels of growth as the housing market bottoms and the consumer continues to be active. We believe the consumer should continue to be a driver through the housing downturn as long as unemployment remains low and job growth continues at sustainable levels.

CITIZENS BALANCED FUND

CITIZENS INCOME FUND

INCOME

(GRAPHIC)

PORTFOLIO MANAGER

The fund is managed by a team of portfolio managers at Dwight Asset Management Company

INVESTMENT GOAL

Current income and monthly dividend payment

INVESTMENT STRATEGY

Invests in bonds that are diversified across sectors, including U.S. treasury, mortgages, corporate, and asset-backed securities

INCEPTION DATE

Standard shares 6.10.92

RISKS

Fixed-income investing; high-yield security risks (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

During the six month period ended December 31, 2006, the fund returned 4.30% or 0.79% less than the 5.09% return of the Lehman Brothers U.S. Aggregate Index.

The fund's interest rate exposure, or duration, remained neutral during the third quarter yet was moved to a defensive stance (less than that of the index) during the fourth quarter, which had a small but positive effect on return. The effect of sector decisions on return was positive for most broad market sectors with the exception of corporate bonds; we maintained an underweight to corporates, due to concern of potential events detrimental to bondholder value, yet the sector proved to be one of the best performing pockets of the fixed income market. The fund maintained an overweight, relative to the index, to both commercial mortgage-backed debt and asset-backed securities, each of which added to return during the period. The fund maintained an approximate 2.5% average allocation to high yield over the period that assisted in offsetting the return drag associated with our underweight to the corporate investment grade sector.

The second half of 2006 was, from an interest rate perspective, the

                                                            CITIZENS INCOME FUND

CITIZENS INCOME FUND PERFORMANCE (as of 12.31.06)

                            TOTAL RETURN     AVERAGE ANNUAL RETURN
                           -------------   -------------------------
                  Ticker      6      1       5       10      Since
Share class       symbol   months   year   years   years   inception
-----------       ------   ------   ----   -----   -----   ---------
STANDARD SHARES    WAIMX    4.30%   2.91%  3.27%   4.30%     5.17%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

mirror image of the first 6 months of the year. The Treasury yield curve, which saw yields rise across the entire curve but most prominently at the short end during the first half of the year, reversed course as prices rose and yields fell 34, 40 and 43 basis points during the latter half of the year for the 2-year, 5-year, and 10-year Treasury notes, respectively. The curve remained flat despite the Fed's decision to leave the target Fed Funds rate unchanged at each of the four Federal Open Market Committee (FOMC) meetings during the period.

The fixed income market, benefited from the Treasury market rally during the second half of the year. In addition to Treasury securities performing well, all broad spread sectors (mortgages, corporates, and asset-backed) also performed admirably as spreads tightened amid consistent demand.

Economic growth began to wane in the second half of the year partially due to a severe downturn in housing. World events during the period, such as the continued war in Iraq, conflict between Lebanon and Israel and unrest in Darfur, when coupled with investor expectations that the Fed was done raising rates, caused rates to drop across the yield curve.

WHAT IS THE OUTLOOK?

We anticipate that the Fed will continue to hold interest rates at the current level at least until the second quarter of 2007, based on moderating

CITIZENS INCOME FUND
inflation concerns and lower growth expectations. The Fed expects that GDP growth is likely to trend "close to or below the economy's long-run sustainable pace." We may consider moving to a neutral duration posture in the near term and have removed the fund's corporate bond underweight. We added slightly to our mortgage position during the fourth quarter but will re-evaluate our position based on demand for debt and the interest rate environment. We will likely continue to overweight the commercial mortgage-backed and asset-backed securities sectors and maintain an up-in-quality bias.

                                                            CITIZENS INCOME FUND

CITIZENS MONEY MARKET FUND

(PHOTO OF ROBERT MAGAN)

"WE BELIEVE THE FEDERAL RESERVE BOARD IS LIKELY DONE INCREASING SHORT TERM RATES AND THAT THEIR NEXT MOVE MAY BE TO LOWER THE TARGET RATE."

PORTFOLIO MANAGER
Robert Magan, CFA

INVESTMENT GOAL

Current income consistent with safety and liquidity

INVESTMENT STRATEGY

Invests exclusively in money market instruments

INCEPTION DATES

Standard shares      8.30.83
Institutional shares 2.01.96

RISKS

Money market investing (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

The seven-day simple yield on standard shares of the Citizens Money Market Fund was 4.39% as of December 31, 2006, up slightly from the yield of 4.35% on June 30, 2006. During the six month period ended December 31, 2006 the fund's standard share class returned 2.21%.

During the six-month period, the average weighted maturity of the fund's portfolio was lengthened from 35 days to a range of 40 to 45 days. This reflects our belief that the Federal Reserve Board (Fed) is likely done increasing short term rates and that their next move may be to lower the target rate.

The Federal Open Market Committee (FOMC) held steady its target for the federal funds rate (a key rate that influences mortgage rates and credit card rates) at 5.25%

CITIZENS MONEY MARKET FUND

CITIZENS MONEY MARKET FUND PERFORMANCE (as of 12.31.06)

MONEY MARKET

                                 TOTAL RETURN      AVERAGE ANNUAL RETURN
                                --------------   -------------------------
                       Ticker      6       1       5       10      Since
Share class            symbol   months    year   years   years   inception
------------           ------   ------   -----   -----   -----   ---------
STANDARD SHARES         WKAXX    2.21%   4.13%   1.59%   2.97%       NA
INSTITUTIONAL SHARES    WAIXX    2.35%   4.40%   1.89%   3.34%     3.49%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

throughout the six month period. Fed Chairman, Ben Bernanke, and other FOMC members, continue to indicate that their focus is on inflation and they have expressed a willingness to raise interest rates as much as necessary to ward off any return of higher inflation. We believe the Fed will hold interest rates at their current levels for most of 2007. Our belief is based upon the most recent economic data which showed a modest slowing in the pace of inflation and economic growth at or just above the Fed's sustainable growth rate of 3%. A reduced expectation level of inflation continues although it could very easily change course with the return of higher oil prices and the resulting effect of prices at the gasoline pump. How long the pause in changing the interest rate lasts, and whether the next move is lower or higher rates, is still open to debate

WHAT IS THE OUTLOOK?

While the FOMC currently is in a data dependent decision mode and will watch economic releases closely, it is clear that the Fed's current campaign to increase the federal funds target rate at a measured pace has ended. We will continue to hold the average weighted maturity of the fund's portfolio closer to the 40 - 45 day range as we believe that the FOMC will continue to hold the fed funds rate steady well into 2007 and possibly longer. Keeping the portfolio's average weighted maturity in this range locks in higher rates now and positions the portfolio well if or when rates move lower in the future. We will be watching the economic data points closely in the coming months.

                                                      CITIZENS MONEY MARKET FUND

PORTFOLIO COMPOSITION (UNAUDITED)

PORTFOLIO COMPOSITION

                                               PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         21.6%
Information Technology                             13.8%
Healthcare                                         12.7%
Consumer Discretionary                             11.9%
Industrials                                         9.9%
Consumer Staples                                    8.5%
Energy                                              8.3%
Materials                                           4.8%
Cash Equivalents                                    3.9%
Utilities                                           2.7%
Telecommunication Services                          1.9%
------------------------------------------------------------

                                               PERCENTAGE OF
EMERGING GROWTH FUND                            INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Consumer Discretionary                             20.5%
Information Technology                             18.0%
Healthcare                                         15.9%
Financials                                         11.6%
Industrials                                        11.4%
Energy                                              8.9%
Cash Equivalents                                    4.5%
Materials                                           3.4%
Consumer Staples                                    2.3%
Utilities                                           1.9%
Telecommunication Services                          1.6%
------------------------------------------------------------

SMALL CAP                                      PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Information Technology                             22.6%
Consumer Discretionary                             16.3%
Healthcare                                         15.3%
Industrials                                        14.4%
Financials                                         13.8%
Energy                                              6.0%
Consumer Staples                                    4.4%
Materials                                           4.3%
Cash Equivalents                                    2.9%
------------------------------------------------------------

                                               PERCENTAGE OF
VALUE FUND                                      INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         21.7%
Information Technology                             15.0%
Healthcare                                         11.5%
Consumer Discretionary                             10.6%
Industrials                                         9.9%
Energy                                              9.3%
Consumer Staples                                    8.9%
Cash Equivalents                                    4.6%
Telecommunication Services                          3.4%
Utilities                                           2.6%
Materials                                           2.5%
------------------------------------------------------------

                                               PERCENTAGE OF
GLOBAL EQUITY FUND                              INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         25.4%
Consumer Discretionary                             13.0%
Healthcare                                         12.7%
Information Technology                             11.8%
Consumer Staples                                    8.3%
Industrials                                         7.2%
Energy                                              7.0%
Materials                                           5.4%
Telecommunication Services                          4.7%
Utilities                                           2.4%
Cash Equivalents                                    2.1%
------------------------------------------------------------

SEE FINANCIAL NOTES

                                                               DECEMBER 31, 2006

                                               PERCENTAGE OF
BALANCED FUND                                   INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Equity
  Financials                                       13.7%
  Information Technology                           10.2%
  Healthcare                                        8.2%
  Consumer Discretionary                            7.8%
  Industrials                                       6.4%
  Consumer Staples                                  5.4%
  Energy                                            5.4%
  Telecommunication Services                        2.3%
  Utilities                                         2.1%
  Materials                                         1.8%
Preferred Stock                                     0.4%
------------------------------------------------------------
Fixed Income
  U.S. Government Agency Obligations               18.1%
  Corporate Bonds                                   8.0%
  U.S. Government Obligations                       5.4%
  Collateralized Mortgage Obligations               0.2%
  Foreign Government Bonds                          0.1%
------------------------------------------------------------
Cash Equivalents                                    4.5%
------------------------------------------------------------

                                               PERCENTAGE OF
INCOME FUND                                     INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
U.S. Government Agency Obligations                 38.2%
Collateralized Mortgage Obligations                22.7%
U.S. Government Obligations                        17.4%
Corporate Bonds                                    16.7%
Cash Equivalents                                    5.0%
------------------------------------------------------------

                                               PERCENTAGE OF
MONEY MARKET FUND                               INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Commercial Paper                                   65.6%
U.S. Government Agency Obligations                 10.7%
Corporate Bonds                                    10.0%
Municipal Notes                                     7.6%
Certificates of Deposit                             6.1%
------------------------------------------------------------

All portfolio compositions subject to change.

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 94.0%
Air Freight - 1.5%
FedEx Corp.                                      40,000            4,345

Apparel Manufacturers - 1.7%
VF Corp.                                         60,000            4,925

Auto Manufacturing - 1.3%
Volvo AB ADR                                     55,000            3,785

Banks - 4.4%
Banco Santander Central Hispano SA ADR          150,000            2,799
Bank of America Corp.                            55,000            2,936
UBS AG ADR                                       75,000            4,525
Wells Fargo & Co.                                80,000            2,845
                                                                 -------

                                                                  13,105
Biotechnology - 2.3%
Gilead Sciences, Inc. (a)                        60,000            3,896
Roche Holding AG ADR                             32,000            2,864
                                                                 -------

                                                                   6,760
Chemicals - 2.9%
Praxair, Inc.                                    90,000            5,340
Sigma-Aldrich Corp.                              40,000            3,109
                                                                 -------

                                                                   8,449
Computers - 7.1%
Autodesk, Inc. (a)                               70,000            2,832
Hewlett-Packard Co.                              70,000            2,883
Intuit, Inc. (a)                                 90,000            2,746
Network Appliance, Inc. (a)                     115,000            4,517
Oracle Corp. (a)                                300,000            5,143
VeriFone Holdings, Inc. (a)                      80,000            2,832
                                                                 -------

                                                                  20,953
Electrical Equipment - 1.3%
Emerson Electric Co.                             90,000            3,966

Electronics - 2.9%
Agilent Technologies, Inc. (a)                   85,000            2,962
Cisco Systems, Inc. (a)                         210,000            5,740
                                                                 -------

                                                                   8,702
Energy & Utilities - 10.7%
The AES Corp. (a)                               210,000            4,627
Baker Hughes, Inc.                               60,000            4,480
ConocoPhillips                                   50,000            3,598
CONSOL Energy, Inc.                              80,000            2,570
EnCana Corp.                                     70,000            3,217
Questar Corp.                                    40,000            3,322
Silvan Power Co. (a) (b)                         24,000               --
The Williams Cos., Inc.                         120,000            3,134
Valero Energy Corp.                              80,000            4,093
Vulcan Power Co., Class A (a) (b)                40,000               --
XTO Energy, Inc.                                 65,000            3,058
                                                                 -------

                                                                  32,099
Entertainment - 1.6%
The Walt Disney Co.                             140,000            4,798

Financial - Diversified - 6.2%
American Express Co.                             55,000            3,337
JPMorgan Chase & Co.                             90,000            4,347
Merrill Lynch & Co., Inc.                        40,000            3,724
Moodys, Inc.                                     50,000            3,453
State Street Corp.                               50,000            3,372
                                                                 -------

                                                                  18,233
Financial Services - 1.2%
T. Rowe Price Group, Inc.                        80,000            3,502

Foods - 6.5%
Campbell Soup Co.                                75,000            2,917
Dean Foods Co. (a)                               65,000            2,748
Groupe Danone ADR                               110,000            3,586
McCormick & Co., Inc.                           110,000            4,241
PepsiCo, Inc.                                    45,000            2,815
Sysco Corp.                                      80,000            2,941
                                                                 -------

                                                                  19,248
Healthcare - 10.1%
Allergan, Inc.                                   26,000            3,113
Baxter International, Inc.                      100,000            4,639
Becton, Dickinson & Co.                          75,000            5,261
C.R. Bard, Inc.                                  65,000            5,393
Johnson & Johnson, Inc.                         100,000            6,602
Laboratory Corp. of America Holdings (a)         70,000            5,143
                                                                 -------

                                                                  30,151

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Insurance - 7.5%
Allianz SE ADR                                  150,000            3,063
American International Group, Inc.               50,000            3,583
Lincoln National Corp.                          100,000            6,640
The Chubb Corp.                                 100,000            5,291
The St. Paul Travelers Cos., Inc.                65,000            3,490
                                                                 -------

                                                                  22,067
Manufacturing - 5.6%
Cummins, Inc.                                    25,000            2,955
Deere & Co.                                      35,000            3,327
PACCAR, Inc.                                     70,000            4,543
Precision Castparts Corp.                        75,000            5,871
                                                                 -------

                                                                  16,696
Multimedia - 1.4%
News Corp., Class B                             190,000            4,229


Office Equipment & Supplies - 1.1%
CANON, Inc. ADR                                  55,000            3,112


Personal Care - 1.8%
Colgate-Palmolive Co.                            80,000            5,219


Publishing - 0.9%
The McGraw-Hill Cos., Inc.                       40,000            2,721


Real Estate - 1.9%
Simon Property Group, Inc.                       55,000            5,571


Restaurants - 1.5%
McDonald's Corp.                                100,000            4,433


Retail - 3.2%
J.C. Penney Co., Inc.                            70,000            5,415
Kohl's Corp. (a)                                 60,000            4,106
                                                                 -------

                                                                   9,521
Services - 4.3%
Accenture Ltd., Class A                          80,000            2,954
CA, Inc.                                            467               11
Cognizant Technology Solutions Corp. (a)         55,000            4,244
Ecolab, Inc.                                    120,000            5,424
                                                                 -------

                                                                  12,633

Telecommunications - 3.1%
AT&T, Inc.                                      150,000            5,362
Comcast Corp., Class A (a)                       90,000            3,810
                                                                 -------

                                                                   9,172
                                                                 -------

TOTAL COMMON STOCKS                                              278,395
Cost: $254,075


REPURCHASE AGREEMENTS - 3.8%
Fifth Third Bank, Inc.,
 4.80%, 01/02/07
(Date of Agreement 12/29/06, proceeds at maturity $11,309,
 collateralized by Federal Home Loan Bank security, 5.30%,
 06/20/08, market value $11,643)
Cost: $11,303                                    11,303           11,303
                                                                 -------

TOTAL INVESTMENTS - 97.8%                                        289,698
Cost: $265,378

Percentages indicated are based on net assets of $296,170.

(a) Non-income producing security.

(b) On December 31, 2006, the fund owned the following restricted securities constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:
Vulcan Power Co., Class A
Acquisition Date: March 3, 1995
Cost: $300
Unit Cost: $7.50
Value: $0
Silvan Power Co.
Acquisition Date: July 27, 2004
Cost: $0
Unit Cost: $0
Value: $0

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 95.8%
Apparel Manufacturers - 1.2%
Gildan Activewear, Inc. (a)                      45,000            2,098

Biotechnology - 1.5%
Gilead Sciences, Inc. (a)                        40,200            2,610

Computers - 5.9%
Akamai Technologies, Inc. (a)                    45,000            2,390
Corning, Inc. (a)                                75,360            1,410
Komag, Inc. (a)                                  40,000            1,515
Lexmark International, Inc. (a)                  30,000            2,196
Webex Communications, Inc. (a)                   75,000            2,617
                                                                 -------

                                                                  10,128
Consumer Products - 1.5%
Newell Rubbermaid, Inc.                          90,000            2,606

Electrical Equipment - 1.7%
WESCO International, Inc. (a)                    50,000            2,941

Electronics - 4.9%
Broadcom Corp., Class A (a)                      60,000            1,939
Lam Research Corp. (a)                           59,000            2,987
MEMC Electronic Materials, Inc. (a)              90,000            3,522
                                                                 -------

                                                                   8,448
Energy & Utilities - 10.7%
AES Corp. (a)                                    45,000              992
Airgas, Inc.                                     35,000            1,418
Allegheny Energy, Inc. (a)                       50,000            2,296
Arch Coal, Inc.                                  35,000            1,051
Baker Hughes, Inc.                               38,840            2,900
EOG Resources, Inc.                              46,400            2,898
Hydril (a)                                       25,000            1,880
Patterson-UTI Energy, Inc.                       85,200            1,979
Transocean, Inc. (a)                             37,700            3,049
                                                                 -------

                                                                  18,463
Financial - Diversified - 1.2%
Moodys, Inc.                                     30,988            2,140

Financial Services - 3.9%
Chicago Mercantile Exchange Holdings, Inc.        7,606            3,877
T. Rowe Price Group, Inc.                        66,110            2,894
                                                                 -------

                                                                   6,771
Foods - 2.2%
Campbell Soup Co.                                60,000            2,333
The Pepsi Bottling Group, Inc.                   45,000            1,391
                                                                 -------

                                                                   3,724
Healthcare - 11.5%
Allergan, Inc.                                   17,000            2,036
C.R. Bard, Inc.                                  44,975            3,731
Express Scripts, Inc. (a)                        30,000            2,148
Intuitive Surgical, Inc. (a)                     17,650            1,693
Laboratory Corp. of America Holdings (a)         40,000            2,939
Psychiatric Solutions, Inc. (a)                  70,000            2,626
Sierra Health Services, Inc. (a)                 81,776            2,947
St. Jude Medical, Inc. (a)                       45,000            1,645
                                                                 -------

                                                                  19,765
Hotels & Motels - 1.1%
Choice Hotels International, Inc.                46,060            1,939

Insurance - 1.6%
W. R. Berkley Corp.                              82,287            2,840

Investment Banking & Brokerage - 2.3%
A.G. Edwards, Inc.                               30,000            1,899
Investment Technology Group, Inc. (a)            47,000            2,015
                                                                 -------

                                                                   3,914
Manufacturing - 8.7%
Commercial Metals Co.                            40,000            1,032
Cummins, Inc.                                    20,000            2,364
Eagle Materials, Inc.                            51,500            2,226
Lennox International, Inc.                       70,000            2,143
National-Oilwell Varco, Inc. (a)                 27,000            1,652
Oshkosh Truck Corp.                              58,568            2,835
Roper Industries, Inc.                           32,000            1,608
Sonoco Products Co.                              30,000            1,142
                                                                 -------

                                                                  15,002
Pharmaceuticals - 3.0%
Barr Pharmaceuticals, Inc. (a)                   32,000            1,604
McKesson Corp.                                   31,000            1,572
Pharmaceutical Product Development, Inc.         60,000            1,933
                                                                 -------

                                                                   5,109

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Real Estate - 2.6%
CB Richard Ellis Group, Inc., Class A (a)       135,000            4,482


Restaurants - 2.4%
Darden Restaurants, Inc.                         55,000            2,209
Domino's Pizza, Inc.                             70,000            1,960
                                                                 -------

                                                                   4,169
Retail - 13.2%
American Eagle Outfitters, Inc.                  99,000            3,090
Coach, Inc. (a)                                  58,000            2,492
J.C. Penney Co., Inc.                            34,000            2,630
Limited Brands, Inc.                             75,000            2,171
Nordstrom, Inc.                                  68,012            3,355
Polo Ralph Lauren                                40,000            3,106
The Men's Wearhouse, Inc.                        44,000            1,683
The TJX Cos., Inc.                               70,000            1,994
Urban Outfitters, Inc. (a)                       90,000            2,073
Whole Foods Market, Inc.                          5,900              277
                                                                 -------

                                                                  22,871
Services - 10.8%
CheckFree Corp. (a)                              60,000            2,410
Cognizant Technology Solutions Corp. (a)         58,400            4,505
Corporate Executive Board Co.                    36,549            3,205
Expeditors International of Washington, Inc.     63,200            2,560
Macrovision Corp. (a)                            60,000            1,696
Monster Worldwide, Inc. (a)                      45,000            2,099
Pool Corp.                                       55,000            2,154
                                                                 -------

                                                                  18,629
Telecommunications - 3.9%
CommScope, Inc. (a)                              56,000            1,707
NII Holdings, Inc. (a)                           20,000            1,289
Polycom, Inc. (a)                                75,000            2,318
Time Warner Telecom, Inc., Class A (a)           70,000            1,395
                                                                 -------

                                                                   6,709
                                                                 -------

TOTAL COMMON STOCKS                                              165,358
Cost: $124,230


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.5%
Fifth Third Bank, Inc.,
 4.80%, 01/02/07
(Date of Agreement 12/29/06, proceeds at maturity $7,833,
 collateralized by Federal Home Loan Bank security,
 5.30%, 06/20/08, market value $8,064)
Cost: $7,829                                      7,829            7,829
                                                                 -------

TOTAL INVESTMENTS - 100.3%                                       173,187
Cost: $132,059

Percentages indicated are based on net assets of $172,615.

(a) Non-income producing security.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 97.2%
Apparel Manufacturers - 2.3%
Deckers Outdoor Corp. (a)                        15,000              899

Banks - 2.9%
Capitol Bancorp Ltd.                             12,000              555
Pinnacle Financial Partners, Inc. (a)             7,000              232
PrivateBancorp, Inc.                              8,000              333
                                                                  ------

                                                                   1,120
Biotechnology - 1.4%
American Oriental Bioengineering, Inc. (a)       20,000              233
Myriad Genetics, Inc. (a)                        10,000              313
                                                                  ------

                                                                     546
Computers - 12.8%
American Reprographics Co. (a)                   18,000              600
ANSYS, Inc. (a)                                   8,500              370
Blackbaud, Inc.                                  30,000              779
Concur Technologies, Inc. (a)                    27,000              433
Komag, Inc. (a)                                  12,000              455
Mentor Graphics Corp. (a)                        25,000              451
NIC, Inc. (a)                                    70,000              348
Sykes Enterprises, Inc. (a)                      26,500              467
VeriFone Holdings, Inc. (a)                      15,000              531
Webex Communications, Inc. (a)                   14,000              488
                                                                  ------

                                                                   4,922
Electrical Equipment - 2.0%
Genlyte Group (a)                                10,000              781

Electronics - 2.9%
Diodes, Inc. (a)                                 20,000              710
SiRF Technology Holdings, Inc. (a)               16,000              408
                                                                  ------

                                                                   1,118
Energy & Utilities - 7.9%
Airgas, Inc.                                     18,000              729
Core Laboratories N.V. (a)                       11,000              891
Holly Corp.                                      16,000              822
Hydril (a)                                        8,000              602
                                                                  ------

                                                                   3,044
Financial - Diversified - 1.7%
Advanta Corp., Class B                           15,000              654

Foods - 2.3%
Jones Soda Co. (a)                               35,000              431
Spartan Stores, Inc.                             21,000              439
                                                                  ------

                                                                     870
Healthcare - 12.9%
Allscripts Healthcare Solutions, Inc. (a)        19,000              513
Arena Pharmaceuticals, Inc. (a)                  20,000              258
Bio-Reference Laboratories, Inc. (a)             16,000              360
DJO, Inc. (a)                                    12,000              514
Healthways, Inc. (a)                              7,000              334
Integra LifeSciences Holdings Corp. (a)           9,500              405
Natus Medical, Inc. (a)                          20,000              332
Omnicell, Inc. (a)                               15,000              279
Psychiatric Solutions, Inc. (a)                  14,000              525
Quality Systems, Inc.                            13,000              485
Sierra Health Services, Inc. (a)                 14,000              505
Sirona Dental Systems, Inc.                      12,000              462
                                                                  ------

                                                                   4,972
Hotels & Motels - 1.6%
Choice Hotels International, Inc.                15,000              632

Insurance - 1.5%
Philadelphia Consolidated Holding Corp. (a)      13,000              579

Investment Banking & Brokerage - 4.5%
Affiliated Managers Group, Inc. (a)               8,000              841
Investment Technology Group, Inc. (a)            10,000              429
Knight Capital Group, Inc., Class A (a)          25,000              479
                                                                  ------

                                                                   1,749
Manufacturing - 9.9%
Baldor Electric Co.                              13,000              434
BE Aerospace, Inc. (a)                           17,000              437
Eagle Materials, Inc.                            11,500              497
Gardner Denver, Inc. (a)                         15,000              559
Itron, Inc. (a)                                   7,000              363
Oshkosh Truck Corp.                              11,000              533
Roper Industries, Inc.                           10,500              528
Silgan Holdings, Inc.                            10,000              439
                                                                  ------

                                                                   3,790

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Pharmaceuticals - 2.9%
Pharmaceutical Product Development, Inc.         19,500              628
Progenics Pharmaceuticals, Inc. (a)               7,000              180
ViroPharma, Inc. (a)                             20,000              293
                                                                  ------

                                                                   1,101
Restaurants - 1.1%
Jack in the Box, Inc. (a)                         7,000              427


Retail - 6.9%
Casual Male Retail Group, Inc. (a)               45,000              587
Coldwater Creek, Inc. (a)                        23,000              564
Monro Muffler Brake, Inc.                        15,000              527
The Children's Place Retail Stores, Inc. (a)      5,500              349
The Pantry, Inc. (a)                             13,000              609
                                                                  ------

                                                                   2,636
Services - 16.7%
Bankrate, Inc. (a)                               13,000              493
Corporate Executive Board Co.                     7,000              614
First Cash Financial Services, Inc. (a)          30,000              777
Forrester Research, Inc. (a)                     14,000              380
LIFE TIME FITNESS, Inc. (a)                      12,000              582
LKQ Corp. (a)                                    30,500              702
Mobile Mini, Inc. (a)                            20,000              539
Pool Corp.                                       12,000              470
Portfolio Recovery Associates, Inc. (a)           9,000              420
Priceline.com, Inc. (a)                          12,000              523
Ritchie Bros. Auctioneers, Inc.                  10,000              535
The Knot, Inc. (a)                               15,000              394
                                                                  ------

                                                                   6,429
Telecommunications - 3.0%
CommScope, Inc. (a)                              12,000              366
NICE Systems Ltd. ADR (a)                        25,000              769
                                                                  ------

                                                                   1,135
                                                                  ------

TOTAL COMMON STOCKS                                               37,404
Cost: $30,790



SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.9%
Fifth Third Bank, Inc.,
 4.80%, 01/02/07
(Date of Agreement 12/29/06, proceeds at maturity $1,109,
 collateralized by Federal Home Loan Bank security, 5.30%,
 06/20/08, market value $1,143)
Cost: $1,109                                      1,109            1,109
                                                                  ------

TOTAL INVESTMENTS - 100.1%                                        38,513
Cost: $31,899

Percentages indicated are based on net assets of $38,464.

(a) Non-income producing security.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.4%
Air Freight - 1.8%
FedEx Corp.                                       8,116              882

Apparel Manufacturers - 2.4%
NIKE, Inc., Class B                               7,014              695
VF Corp.                                          6,047              496
                                                                  ------
                                                                   1,191
Auto Manufacturing - 1.6%
Toyota Motor Corp. ADR                            5,970              802

Banks - 3.2%
Bank of America Corp.                            18,511              989
KeyCorp                                          15,600              593
                                                                  ------
                                                                   1,582

Broadcasting - 1.0%
Grupo Televisa SA ADR                            17,724              479

Chemicals - 1.3%
Praxair, Inc.                                    10,921              648

Computers - 8.8%
Corning, Inc. (a)                                28,004              524
Hewlett-Packard Co.                              14,617              602
Intel Corp.                                      25,713              521
International Business Machines Corp.             8,850              859
Microsoft Corp.                                  22,024              658
Oracle Corp. (a)                                 46,303              793
SanDisk Corp. (a)                                 9,869              425
                                                                  ------
                                                                   4,382

Consumer Products - 2.0%
Kimberly-Clark Corp.                             14,353              975

Electrical Equipment - 1.2%
Emerson Electric Co.                             13,306              586

Electronics - 4.3%
Cisco Systems, Inc. (a)                          21,951              600
MEMC Electronic Materials, Inc. (a)              13,207              517
Rockwell Automation, Inc.                         7,611              465
Texas Instruments, Inc.                          20,118              579
                                                                  ------
                                                                   2,161

Energy & Utilities - 11.2%
Allegheny Energy, Inc. (a)                       12,750              585
Baker Hughes, Inc.                               10,001              747
ConocoPhillips                                   24,341            1,750
Devon Energy Corp.                                8,957              601
Patterson-UTI Energy, Inc.                       26,292              611
Transocean, Inc. (a)                              6,802              550
UGI Corp.                                        28,412              775
                                                                  ------
                                                                   5,619

Financial - Diversified - 11.0%
Capital One Financial Corp.                      13,561            1,042
JPMorgan Chase & Co.                             24,421            1,180
Lehman Brothers Holdings, Inc.                    9,440              737
Merrill Lynch & Co., Inc.                        10,358              964
MetLife, Inc.                                    10,741              634
Wachovia Corp.                                   16,788              956
                                                                  ------
                                                                   5,513

Foods - 5.2%
Bunge, Ltd.                                      10,906              791
Kellogg Co.                                      19,474              975
PepsiCo, Inc.                                    13,387              837
                                                                  ------
                                                                   2,603

Healthcare - 11.0%
Baxter International, Inc.                       15,490              719
Becton, Dickinson & Co.                           7,856              551
Coventry Health Care, Inc. (a)                   11,091              555
Johnson & Johnson, Inc.                          15,562            1,027
Omnicare, Inc.                                   21,941              848
Pfizer, Inc.                                     39,914            1,034
WellPoint, Inc. (a)                               9,499              747
                                                                  ------
                                                                   5,481

Insurance - 6.0%
American International Group, Inc.               10,602              760
The Allstate Corp.                               11,656              759
The Chubb Corp.                                  14,092              746
The Hartford Financial Services Group, Inc.       7,656              714
                                                                  ------
                                                                   2,979


SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Investment Banking & Brokerage - 1.4%
The Goldman Sachs Group, Inc.                     3,489              696


Manufacturing - 6.4%
3M Co.                                            9,378              730
Eagle Materials, Inc.                            14,423              624
Ingersoll-Rand Co.                               13,154              515
National-Oilwell Varco, Inc. (a)                  9,648              590
Precision Castparts Corp.                         9,000              705
                                                                  ------
                                                                   3,164


Pharmaceuticals - 1.0%
Hospira, Inc. (a)                                14,700              494


Railroads - 1.3%
Norfolk Southern Corp.                           13,011              654


Real Estate - 1.0%
Simon Property Group, Inc.                        4,794              486


Restaurants - 1.7%
McDonald's Corp.                                 19,233              853


Retail - 4.7%
CVS Corp.                                        32,529            1,006
Nordstrom, Inc.                                  16,892              833
Target Corp.                                      8,817              503
                                                                  ------
                                                                   2,342


Services - 4.2%
Affiliated Computer Services, Inc. (a)           13,092              639
Apollo Group, Inc., Class A (a)                   9,415              367
Getty Images, Inc. (a)                           11,562              495
URS Corp. (a)                                    14,330              614
                                                                  ------
                                                                   2,115


Telecommunications - 5.7%
AT&T, Inc.                                       25,151              899
Motorola, Inc.                                   52,326            1,076
Sprint Nextel Corp.                              44,810              846
                                                                  ------
                                                                   2,821
                                                                  ------

TOTAL COMMON STOCKS                                               49,508
Cost: $41,743


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.8%
Fifth Third Bank, Inc.,
 4.80%, 01/02/07
(Date of Agreement 12/29/06, proceeds at maturity $2,368,
 collateralized by Federal Home Loan Bank security, 5.30%,
 06/20/08, market value $2,438)
Cost: $2,367                                      2,367            2,367
                                                                  ------

TOTAL INVESTMENTS - 104.2%                                        51,875
Cost: $44,110

Percentages indicated are based on net assets of $49,784.

(a) Non-income producing security.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 98.1%
Air Freight - 1.0%
FedEx Corp.                                       7,500              815

Automobile Manufacturing - 4.2%
Toyota Motor Co. ADR                              8,000            1,074
Volvo AB ADR                                     34,000            2,340
                                                                  ------

                                                                   3,414
Banks - 13.8%
Australia and New Zealand Banking Group Ltd.
 ADR                                              9,500            1,060
Banco Santander Central Hispano SA ADR           56,000            1,045
Bank of America Corp.                            23,000            1,228
Bank of Ireland (a)                              45,000            1,037
Bank of New York Co., Inc.                       36,000            1,417
Bank of Nova Scotia                              24,000            1,075
ICICI Bank Ltd. ADR                              20,000              835
Julius Baer Holding Ltd. (a)                     11,000            1,206
Royal Bank of Scotland Group plc (a)             25,301              983
UBS AG ADR                                       21,600            1,303
                                                                  ------

                                                                  11,189
Biotechnology - 2.2%
Roche Holding AG (a)                             10,000            1,790

Chemicals - 1.1%
Sigma-Aldrich Corp.                              12,000              933

Computers - 4.1%
International Business Machines Corp.            10,000              972
Intuit, Inc. (b)                                 44,000            1,342
SAP AG (a)                                       20,000            1,064
                                                                  ------

                                                                   3,378

Electronics - 2.6%
Agilent Technologies, Inc. (b)                   30,000            1,046
Cisco Systems, Inc. (b)                          40,000            1,093
                                                                  ------

                                                                   2,139

Energy & Utilities - 9.4%
Apache Corp.                                     12,000              798
BG Group plc ADR                                 18,000            1,231
CONSOL Energy, Inc.                              20,000              643
EnCana Corp.                                     25,000            1,149
Questar Corp.                                    10,000              831
Statoil ASA ADR                                  44,000            1,158
The AES Corp. (b)                                50,000            1,102
Valero Energy Corp.                              14,000              716
                                                                  ------

                                                                   7,628
Entertainment - 5.4%
Comcast Corp., Class A (b)                       40,000            1,675
Nintendo Co., Ltd. (a)                            4,000            1,037
The Walt Disney Co.                              50,000            1,714
                                                                  ------

                                                                   4,426
Financial - Diversified - 6.3%
American Express Co.                             16,000              971
Deutsche Boerse AG (a)                           12,000            2,211
HSBC Holdings plc ADR                            10,000              917
JPMorgan Chase & Co.                             21,000            1,014
                                                                  ------

                                                                   5,113
Foods - 6.5%
Groupe Danone ADR                                40,000            1,304
McCormick & Co., Inc.                            30,000            1,157
Nestle SA (a)                                     4,000            1,419
PepsiCo, Inc.                                    22,000            1,376
                                                                  ------

                                                                   5,256
Healthcare - 9.5%
Becton, Dickinson & Co.                          16,000            1,122
C.R. Bard, Inc.                                  14,000            1,162
Fresenius Medical Care AG & Co. KGaA ADR         27,000            1,200
Johnson & Johnson, Inc.                          20,000            1,320
Laboratory Corp. of America Holdings (b)         15,000            1,102
Novartis AG ADR                                  31,000            1,781
                                                                  ------

                                                                   7,687
Insurance - 4.1%
Allianz SE ADR                                   45,000              919
ING Groep NV (a)                                 29,000            1,285
Lincoln National Corp.                           17,000            1,129
                                                                  ------

                                                                   3,333
Manufacturing - 6.3%
FANUC Ltd. (a)                                    9,000              883
Johnson Matthey plc (a)                          33,000              909
Komatsu, Ltd. (a)                                45,000              907
L'Air Liquide ADR                                33,000            1,565
Taiwan Semiconductor Manufacturing Co. Ltd.
 ADR                                             77,249              844
                                                                  ------

                                                                   5,108
Office Equipment & Supplies - 3.8%
Avery Dennison Corp.                             13,500              917
CANON, Inc. ADR                                  39,000            2,207
                                                                  ------

                                                                   3,124

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Personal Care - 1.8%
Colgate-Palmolive Co.                            23,000            1,501

Pharmaceuticals - 1.1%
Eisai Co. Ltd. (a)                               16,300              896

Real Estate - 1.4%
Simon Property Group, Inc.                       11,000            1,114

Retail - 5.9%
Kohl's Corp. (b)                                 26,000            1,779
Luxottica Group SpA ADR                          45,000            1,380
Marks & Spencer
 Group plc ADR                                   20,000            1,684
                                                                  ------
                                                                   4,843
Services - 2.9%
Ecolab, Inc.                                     23,000            1,040
WPP Group plc (a)                                99,000            1,340
                                                                  ------
                                                                   2,380
Telecommunications - 4.7%
America Movil SA de C.V. ADR                     19,000              859
PT Telekomunikasi
 Indonesia ADR                                   22,000            1,003
Telenor ASA ADR                                  20,000            1,129
Vodafone Group plc (a)                          300,000              827
                                                                  ------
                                                                   3,818
                                                                  ------
TOTAL COMMON STOCKS                                               79,885
Cost: $61,223

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.1%
Fifth Third Bank, Inc.,
 4.80%, 01/02/07
(Date of Agreement 12/29/06, proceeds at maturity $1,739,
 collateralized by Federal Home Loan Bank security, 5.30%,
 06/20/08, market value $1,790)
Cost: $1,738                                      1,738            1,738
                                                                  ------
TOTAL INVESTMENTS - 100.2%                                        81,623
Cost: $62,961

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
-------------------------------------------------------------------------

Percentages indicated are based on net assets of $81,461.


(a) Fair valued security. The approximate market value and percentage of investments of securities that were fair valued for the Global Equity Fund were $17,794 and 21.8%.


(b) Non-income producing security.

ADR - American Depositary Receipt

The fund's portfolio holdings as of December 31, 2006, were distributed among the following countries:
                                                -------------------------
                                                 PERCENTAGE OF NET ASSETS
                                                        SHORT TERM
                                               EQUITY   & OTHER      TOTAL
                                                -------------------------
Australia                                       1.3%                   1.3%
Canada                                          2.7%                   2.7%
France                                          3.5%                   3.5%
Germany                                         6.6%                   6.6%
India                                           1.0%                   1.0%
Indonesia                                       1.2%                   1.2%
Ireland                                         1.3%                   1.3%
Italy                                           1.7%                   1.7%
Japan                                           8.6%                   8.6%
Mexico                                          1.1%                   1.1%
Netherlands                                     1.6%                   1.6%
Norway                                          2.8%                   2.8%
Spain                                           1.3%                   1.3%
Sweden                                          2.9%                   2.9%
Switzerland                                     9.2%                   9.2%
Taiwan                                          1.0%                   1.0%
United Kingdom                                  9.7%                   9.7%
United States                                  40.4%       2.1%       42.5%
                                               ----------------------------
TOTAL                                          97.9%       2.1%      100.0%

--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 63.4%
Air Freight - 0.9%
FedEx Corp.                                        950               103

Apparel Manufacturers - 0.9%
VF Corp.                                         1,300               107
Banks - 3.1%
Bank of America Corp.                            2,200               117
Compass Bancshares, Inc.                         2,000               120
SunTrust Banks, Inc.                             1,350               114
                                                                  ------

                                                                     351
Biotechnology - 0.6%
Gilead Sciences, Inc. (a)                        1,000                65

Chemicals - 0.7%
Praxair, Inc.                                    1,275                76

Computers - 4.9%
Autodesk, Inc. (a)                               3,000               121
Hewlett-Packard Co.                              3,000               124
Intuit, Inc. (a)                                 2,000                61
Oracle Corp. (a)                                 8,000               137
SAP AG ADR                                       2,200               117
                                                                  ------

                                                                     560
Construction - 0.5%
Fluor Corp.                                        750                61

Electrical Equipment - 1.0%
Emerson Electric Co.                             2,600               115

Electronics - 2.4%
Agilent Technologies, Inc. (a)                   3,850               134
Cisco Systems, Inc. (a)                          5,200               142
                                                                  ------

                                                                     276
Energy & Utilities - 7.5%
Baker Hughes, Inc.                               1,600               119
Cameron International Corp. (a)                  2,300               122
ConocoPhillips                                   1,850               133
Questar Corp.                                    1,500               125
Suncor Energy, Inc.                              1,000                79
UGI Corp.                                        4,000               109
Valero Energy Corp.                              1,400                72
XTO Energy, Inc.                                 2,000                94
                                                                  ------

                                                                     853
Entertainment - 0.9%
The Walt Disney Co.                              3,150               108

Financial - Diversified - 4.0%
JPMorgan Chase & Co.                             3,400               164
State Street Corp.                               2,325               157
Wachovia Corp.                                   2,450               140
                                                                  ------

                                                                     461
Financial Services - 0.8%
T. Rowe Price Group, Inc.                        2,150                94

Foods - 4.3%
Campbell Soup Co.                                2,500                97
Groupe Danone ADR                                3,500               114
McCormick & Co., Inc.                            2,250                87
PepsiCo, Inc.                                    1,600               100
Sysco Corp.                                      2,450                90
                                                                  ------

                                                                     488
Healthcare - 7.7%
Allergan, Inc.                                   1,275               153
Baxter International, Inc.                       1,600                74
C.R. Bard, Inc.                                    950                79
Fresenius Medical Care AG & Co. KGaA ADR         3,000               133
Johnson & Johnson, Inc.                          2,000               132
Laboratory Corp. of America Holdings (a)         2,575               188
Stryker Corp.                                    2,000               110
                                                                  ------

                                                                     869
Insurance - 3.0%
American International Group, Inc.               1,000                72
The Chubb Corp.                                  2,800               148
The St. Paul Travelers
 Cos., Inc.                                      2,200               118
                                                                  ------

                                                                     338
Investment Banking & Brokerage - 0.9%
Affiliated Managers Group, Inc. (a)              1,000               105

Manufacturing - 4.1%
Deere & Co.                                        800                76
PACCAR, Inc.                                     2,400               156
Precision Castparts Corp.                        2,000               156
Taiwan Semiconductor Manufacturing Co. Ltd.
 ADR                                             7,000                77
                                                                  ------

                                                                     465
Multimedia - 0.8%
News Corp., Class B                              4,300                96


SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Personal Care - 1.1%
Colgate-Palmolive Co.                            2,000               130

Railroads - 0.6%
Norfolk Southern Corp.                           1,350                68

Real Estate - 1.9%
CB Richard Ellis Group, Inc., Class A (a)        2,700                90
Simon Property Group, Inc.                       1,250               126
                                                                  ------

                                                                     216
Restaurants - 1.1%
McDonald's Corp.                                 2,800               124

Retail - 4.0%
American Eagle Outfitters, Inc.                  4,500               141
J.C. Penney Co., Inc.                            1,500               116
Polo Ralph Lauren                                1,600               124
Staples, Inc.                                    2,700                72
                                                                  ------

                                                                     453
Services - 3.4%
Accenture Ltd., Class A                          3,100               114
Cognizant Technology Solutions Corp. (a)         1,750               135
Ecolab, Inc.                                     3,000               136
                                                                  ------

                                                                     385
Telecommunications - 2.3%
America Movil SA de C.V. ADR                     3,000               136
Verizon Communications, Inc.                     3,500               130
                                                                  ------

                                                                     266
                                                                  ------

TOTAL COMMON STOCKS                                                7,233
Cost: $6,558

PREFERRED STOCK - 0.4%
Financial - Diversified - 0.4%
Citigroup Capital XV, 6.50%, 9/15/66             2,000                51
Cost: $50


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.2%
First Horizon Alternative Mortgage
 Securities, 4.75%, 06/25/34 (b)                     9                 9
 5.50%, 03/25/35 (b)                                13                13
                                                                  ------

Cost: $23                                                             22


CORPORATE BONDS - 8.0%
Banks - 1.0%
Bank of America Corp., 4.38%, 12/01/10              50                49
Capital One Bank, 6.50%, 06/13/13                   50                53
                                                                  ------

                                                                     102
Chemicals - 0.4%
Amgen, Inc., 6.50%, 12/01/07                        40                40

Computers - 0.1%
Corning, Inc., 6.20%, 03/15/16                      15                15

Construction - 0.2%
KB Home, 5.88%, 01/15/15                            15                14
Pulte Homes, Inc., 6.00%, 02/15/35                  10                 9
                                                                  ------

                                                                      23
Energy & Utilities - 0.6%
Atmos Energy, 4.95%, 10/15/14                       15                14
Chesapeake Energy Corp., 6.88%, 01/15/16            20                20
Enterprise Products Partners LP, 4.95%,
 06/01/10                                           20                20
XTO Energy, Inc., 5.30%, 06/30/15                   20                19
                                                                  ------

                                                                      73
Entertainment - 0.2%
Comcast Cable Communications, 8.38%, 05/01/07       25                25

Financial - Diversified - 2.9%
Chase Issuance Trust, 3.22%, 06/15/10              100                99
CIT Group, Inc., 5.00%, 02/01/15                    50                48
Citigroup, Inc., 5.52%, 05/18/10 (b)                50                50
HSBC Finance Corp., 4.63%, 09/15/10                 50                49
International Lease Finance Corp., 5.80%,
 08/15/07                                           50                50

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Financial - Diversified (continued)
Liberty Mutual Group, 5.75%, 03/15/14 (c)           10                10
Riddell Bell Holdings, 8.38%, 10/01/12              15                15
                                                                  ------

                                                                     321
Financial Services - 0.4%
Franklin Resources, Inc., 3.70%, 04/15/08           48                47

Food - 0.4%
The Pepsi Bottling Group, Inc., 5.63%,
 02/17/09 (c)                                       50                50

Healthcare - 0.4%
Medtronic, Inc., 4.75%, 09/15/15                    50                47

Investment Banking & Brokerage - 0.1%
The Goldman Sachs Group, Inc., 5.00%,
 10/01/14                                           15                15

Manufacturing - 0.0%*
American Standard, Inc., 7.38%, 02/01/08             5                 5

Real Estate - 0.0%*
Brandywine Realty Trust, 5.40%, 11/01/14             5                 5

Restaurants - 0.5%
Domino's, Inc., 8.25%, 07/01/11                      7                 7
McDonald's Corp., 5.00%, 02/15/15                   50                48
                                                                  ------

                                                                      55
Telecommunications - 0.8%
AT&T, Inc., 5.88%, 02/01/12                         50                51
Directv Holdings, 6.38%, 06/15/15                   30                29
Sprint Nextel Corp., 7.38%, 08/01/15                10                10
                                                                  ------

                                                                      90
                                                                  ------

TOTAL CORPORATE BONDS                                                913
Cost: $927


FOREIGN GOVERNMENT BOND - 0.1%
United Mexican States, 6.75%, 09/27/34              15                16
Cost: $15


U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.1%
Federal Farm Credit Bank - 1.1%
5.83%, 01/14/08                                     25                25
5.43%, 10/24/12                                    100                99
                                                                  ------

                                                                     124
Federal Home Loan Bank - 4.0%
4.28%, 11/05/07                                    100               100
4.50%, 02/15/08                                    100                99
5.50%, 01/12/11                                     50                50
5.20%, 05/11/12                                     15                15
6.00%, 12/28/15                                    100                99
4.88%, 03/11/16                                    100                99
                                                                  ------

                                                                     462
Federal Home Loan Mortgage Corporation - 4.6%
4.55%, 01/20/11                                      5                 5
4.50%, 01/15/13                                      9                 9
5.00%, 10/01/18                                     87                86
5.50%, 10/01/18                                     55                55
5.20%, 03/05/19                                     40                39
5.50%, 08/20/19                                     20                20
6.00%, 12/01/20                                     42                43
5.50%, 03/01/21                                     91                90
5.50%, 04/01/21                                     90                89
5.00%, 06/01/35                                     90                86
                                                                  ------
                                                                     522
Federal National Mortgage Association - 8.4%
5.25%, 01/15/09                                     14                14
5.00%, 08/10/10                                    100                99
6.00%, 05/10/12                                     25                25
4.38%, 09/15/12                                      4                 4
5.00%, 04/15/15                                     20                20
5.55%, 08/04/15                                    100                99
6.00%, 02/25/17                                     92                93
5.00%, 10/01/18                                     81                80
4.50%, 06/01/19                                    126               122
5.00%, 09/01/19                                     34                34
5.50%, 03/25/29                                    100               100
6.50%, 07/01/32                                      2                 2
6.00%, 11/01/32                                      1                 1
5.50%, 03/01/33                                     24                24
4.58%, 12/01/34                                     33                33
4.85%, 01/01/35 (b)                                 18                18

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

Federal National Mortgage Association (continued)
4.82%, 08/01/35                                     89                88
5.50%, 10/01/35                                     99                97
                                                                  ------

                                                                     953
                                                                  ------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                           2,061
Cost: $2,078


U.S. TREASURY NOTES - 5.4%
6.50%, 02/15/10                                    100               106
4.00%, 03/15/10                                    100                98
3.88%, 05/15/10                                     35                34
4.75%, 05/15/14                                     10                10
4.00%, 02/15/15                                    100                95
4.13%, 05/15/15                                     30                29
4.50%, 11/15/15                                    100                98
4.50%, 02/15/16                                    100                98
5.38%, 02/15/31                                     50                54
                                                                  ------

Cost: $625                                                           622

REPURCHASE AGREEMENTS - 4.5%
Fifth Third Bank, Inc.,
 4.80%, 01/02/07
(Date of Agreement 12/29/06, proceeds at maturity $517,
 collateralized by Federal Home Loan Bank security, 5.30%,
 06/20/08, market value $533)
Cost: $517                                         517               517
                                                                  ------

TOTAL INVESTMENTS - 100.1%                                        11,435
Cost: $10,793

Percentages indicated are based on net assets of $11,426.

(a) Non-income producing security.

(b) Variable rate security. The rate presented represents the rate in effect at December 31, 2006.

(c) Rule 144A security.

* Rounds to less than 0.1%.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 22.7%
Capital One Multi-Asset Execution Trust,
 5.50%, 09/15/11 (a)                                700              703
Chase Manhattan Auto Owner Trust,
 4.88%, 06/15/12                                    240              239
Citibank Credit Card Issuance Trust,
 3.50%, 08/16/10                                    285              278
Citigroup Commercial Mortgage Trust,
 4.22%, 09/20/51 (b)                                500              488
Crusade Global Trust,
 5.43%, 11/15/37 (a)                                488              488
 5.51%, 11/19/37 (a)                                384              384
First Horizon Alternative Mortgage
 Securities,
 4.75%, 06/25/34 (a)                                738              733
First Union National Bank Commercial
 Mortgage,
 6.94%, 10/15/32 (a)                                133              133
 6.42%, 08/15/33 (a)                                300              313
Greenwich Capital Commercial Funding Corp.,
 4.95%, 01/11/35                                    525              517
 3.92%, 08/10/42                                    331              325
GS Mortgage Securities Corp. II,
 4.61%, 01/10/40                                    800              773
Harley-Davidson Motorcycle Trust,
 3.20%, 05/15/12                                    658              645
LB-UBS Commercial Mortgage Trust,
 3.27%, 09/15/26                                    253              251
 6.65%, 11/15/27                                    425              447
 6.37%, 12/15/28 (a)                                500              522
 5.02%, 09/15/40                                    407              398
MBNA Credit Card Master Note Trust,
 4.95%, 06/15/09                                    987              986
MLCC Mortgage Investors, Inc.,
 5.58%, 03/25/30 (a)                                311              311
Puma Finance Limited,
 5.58%, 08/09/35 (a) (b)                            912              913
Wachovia Bank Commercial Mortgage Trust,
 4.96%, 11/15/35                                    500              490
5.18%, 07/15/42                                     498              504
                                                                  ------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                         10,841
Cost: $10,830


CORPORATE BONDS - 16.7%
Airlines - 0.5%
Delta Air Lines,
 6.42%, 07/02/12                                    110              111
 6.72%, 01/02/23                                    124              126
                                                                  ------

                                                                     237
Banking - 1.1%
Barclays Bank plc,
 5.93%, 12/15/16 (b)                                500              506

Broadcasting - 0.5%
Rogers Cable, Inc.,
 5.50%, 03/15/14                                    250              239

Construction - 0.5%
KB Home,
 5.88%, 01/15/15                                    250              229

Electrical Equipment - 0.5%
Flextronics International, Ltd.,
 6.50%, 05/15/13                                    250              247

Energy & Utilities - 1.8%
Chesapeake Energy Corp.,
 6.50%, 08/15/17                                    250              244
Devon Financing Corp.,
 7.88%, 09/30/31                                    500              602
                                                                  ------

                                                                     846
Financial - Diversified - 0.9%
Countrywide Financial Corp.,
 6.25%, 05/15/16                                    400              408

Insurance - 2.2%
W.R. Berkley Corp.,
 5.60%, 05/15/15                                    300              295
Fidelity National Financial,
 5.25%, 03/15/13                                    250              237
Lincoln National Corp.,
 7.00%, 05/17/66                                    500              530
                                                                  ------

                                                                   1,062

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

Multimedia - 3.1%
Comcast Corp.,
 6.45%, 03/15/37                                    500              500
Time Warner, Inc.,
 5.88%, 11/15/16                                    400              399
 8.38%, 07/15/33                                    500              604
                                                                  ------

                                                                   1,503
Real Estate - 2.1%
iStar Financial, Inc.,
 5.88%, 03/15/16                                    500              496
Simon Property Group LP,
 5.10%, 06/15/15                                    500              486
                                                                  ------

                                                                     982
Restaurants - 0.5%
Domino's, Inc.,
 8.25%, 07/01/11                                    250              259

Telecommunications - 3.0%
Embarq Corp.,
 8.00%, 06/01/36                                    520              541
Sprint Nextel Corp.,
 7.38%, 08/01/15                                    310              318
Verizon Communications, Inc.,
 5.55%, 02/15/16                                    600              598
                                                                  ------

                                                                   1,457
                                                                  ------



TOTAL CORPORATE BONDS                                              7,975
Cost: $7,931


U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.0%
Federal Home Loan Mortgage Corporation - 10.4%
4.50%, 04/01/20                                   1,365            1,316
5.00%, 10/01/35                                   1,844            1,780
6.00%, 07/01/36                                   1,845            1,859
                                                                  ------

                                                                   4,955
                                                                  ------


Federal National Mortgage Association - 27.6%
5.76%, 12/25/11                                     200              207
4.50%, 01/01/20                                   1,566            1,510
5.00%, 07/01/20                                   1,654            1,626
5.00%, 08/01/20                                   1,518            1,493
4.40%, 11/25/33                                     890              880
5.50%, 03/01/36                                   1,912            1,889
5.50%, 04/01/36                                   1,878            1,857
5.50%, 05/01/36                                   1,840            1,818
6.00%, 07/01/36                                   1,955            1,967
                                                                  ------

                                                                  13,247
                                                                  ------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          18,202
Cost: $18,012


U.S. TREASURY NOTES - 17.3%
4.63%, 11/30/08                                   4,280            4,265
4.63%, 11/15/16                                   3,400            3,378
5.38%, 02/15/31                                     213              228
4.50%, 02/15/36                                     443              421
                                                                  ------

Cost: $8,320                                                       8,292


REPURCHASE AGREEMENTS - 5.0%
Fifth Third Bank, Inc.,
 4.80%, 01/02/07
(Date of Agreement 12/29/06, proceeds at maturity $2,396,
 collateralized by Federal Home Loan Bank security, 5.30%,
 06/20/08, market value $2,467)
Cost: $2,395                                      2,395            2,395
                                                                  ------

TOTAL INVESTMENTS - 99.7%                                         47,705
Cost: $47,488

Percentages indicated are based on net assets of $47,835.

(a) Variable rate security. The rate presented represents the rate in effect at December 31, 2006.

(b) Rule 144A security.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 6.0%
City National Bank of New Jersey,
 4.25%, 03/14/07 (a)                               100               100
PNC Bank,
 4.79%, 01/24/07                                 2,000             1,999
Self Help Credit Union,
 4.73%, 03/14/07 (a)                               100               100
Wilmington Trust Corp.,
 5.60%, 04/05/07                                 1,000             1,000
 5.27%, 06/08/07                                 2,000             2,001
                                                                  ------

TOTAL CERTIFICATES OF DEPOSIT                                      5,200
Cost: $5,200


COMMERCIAL PAPER - 63.8%
American General Finance Corp.,
 5.41%, 02/12/07                                 1,000               994
 5.41%, 02/16/07                                 1,950             1,937
APRECO LLC,
 5.38%, 02/15/07 (b)                             1,000               993
 5.42%, 04/16/07 (b)                               550               542
Atlantis One Funding Corp.,
 5.38%, 01/04/07 (b)                             1,382             1,381
 5.38%, 01/11/07 (b)                             1,500             1,498
 5.39%, 02/21/07 (b)                             1,325             1,315
Barclays Capital plc,
 5.39%, 02/02/07                                 1,400             1,393
Barton Capital LLC,
 5.42%, 01/11/07 (b)                               362               361
 5.35%, 01/18/07 (b)                             1,325             1,322
 5.37%, 02/09/07 (b)                             1,000               995
CAFCO, Inc.,
 5.38%, 01/30/07 (b)                             1,255             1,250
Chariot Funding,
 5.37%, 01/05/07 (b)                             1,060             1,059
 5.40%, 01/18/07 (b)                               527               526
 5.37%, 01/23/07 (b)                             1,150             1,146
Cooperative Association of Tractor Dealers,
 5.42%, 01/03/07                                   122               122
 5.50%, 01/05/07                                   550               550
 5.50%, 01/08/07                                   124               124
 5.46%, 02/09/07                                   336               334
 5.41%, 03/16/07                                 1,462             1,446
 5.41%, 03/19/07                                   160               158
 5.41%, 03/20/07                                 1,000               989
 5.44%, 04/26/07                                   120               118
Countrywide Home Loans,
 5.48%, 01/02/07                                 1,000             1,000
 5.39%, 01/29/07                                 1,379             1,373
CRC Funding,
 5.39%, 01/12/07 (b)                             1,700             1,697
 5.38%, 01/23/07 (b)                             1,600             1,595
Fountain Square,
 5.38%, 02/09/07 (b)                             1,690             1,681
 5.45%, 03/15/07 (b)                               650               643
Galaxy Funding, Inc.,
 5.39%, 02/07/07 (b)                             1,240             1,233
Galleon Capital,
 5.37%, 01/24/07 (b)                             1,147             1,143
Harley-Davidson Funding,
 5.33%, 01/11/07 (b)                             1,239             1,237
 5.33%, 02/08/07 (b)                             2,000             1,989
ING America Insurance,
 5.39%, 01/09/07                                   350               350
 5.37%, 01/16/07                                 3,175             3,168
Ivory Funding,
 5.40%, 03/15/07 (b)                             1,766             1,747
Merrill Lynch & Co., Inc.,
 5.37%, 02/23/07                                   950               943
Metlife Funding, Inc.,
 5.38%, 01/17/07 (b)                             1,878             1,873
 5.34%, 02/14/07 (b)                               138               137
Procter & Gamble,
 5.36%, 02/06/07 (b)                             1,631             1,622
Rabobank,
 5.33%, 01/02/07                                 2,294             2,293
 5.35%, 02/01/07                                 1,000               995
Societe Generale,
 5.38%, 01/08/07                                 2,250             2,248
 5.40%, 03/01/07                                 1,860             1,844
UBS Finance Corp.,
 5.49%, 01/10/07                                   150               150
 5.36%, 01/22/07                                 1,480             1,475
 5.38%, 01/26/07                                   100               100
 5.42%, 03/01/07                                   500               496
 5.39%, 03/08/07                                   611               605
Verizon Network Funding,
 5.45%, 01/23/07 (b)                               321               320
 5.39%, 01/25/07 (b)                             1,200             1,196
                                                                  ------

TOTAL COMMERCIAL PAPER                                            55,706
Cost: $55,706


SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2006 ($ X 1,000)

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


CORPORATE BONDS - 9.7%
Allstate Financial Global Funding,
 5.25%, 02/01/07 (b)                             2,000             1,999
SLM Corp.,
 5.50%, 01/25/07 (c)                               950               950
The Goldman Sachs Group, Inc.,
 5.46%, 03/30/07 (c)                             3,000             3,002
Verizon Global Funding Corp.,
 6.13%, 06/15/07                                 2,500             2,508
                                                                  ------
TOTAL CORPORATE BONDS                                              8,459
Cost: $8,459


MUNICIPAL NOTES - 7.5%
Massachusetts State
 Development Finance Agency,
 5.38%, 12/01/40 (c)                             3,000             3,000
New York State Housing Finance Agency,
 5.35%, 11/15/29 (c)                             3,500             3,500
                                                                  ------
TOTAL MUNICIPAL NOTES                                              6,500
Cost: $6,500
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%
Federal Home Loan Bank - 4.4%
 3.38%, 02/15/07                                 2,250             2,245
 4.25%, 04/16/07                                   870               867
 4.25%, 05/08/07                                   750               747
                                                                  ------

                                                                   3,859
Federal Home Loan Mortgage Corporation - 1.7%
 5.35%, 11/21/07                                 1,510             1,510
Federal National Mortgage Association - 4.3%
 4.75%, 01/02/07                                   500               500
 5.25%, 04/20/07                                 1,200             1,200
 5.41%, 12/28/07                                 2,000             2,000
                                                                  ------

                                                                   3,700
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                           9,069
                                                                  ------
Cost: $9,069
TOTAL INVESTMENTS - 97.4%                                         84,934
Cost: $84,934

Percentages indicated are based on net assets of $87,228.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Rule 144A security.

(c) Variable rate security. The rate presented represents the rate in effect at December 31, 2006.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF ASSETS
AND LIABILITIES (UNAUDITED)

                                                Core Growth    Emerging Growth   Small Cap Core
                                                    Fund            Fund           Growth Fund
------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                           $278,394,597    $ 165,358,016      $37,404,250
Repurchase agreements                             11,303,451        7,828,897        1,108,718
                                                ------------------------------------------------
Total investments                                289,698,048      173,186,913       38,512,968
Cash                                                      --               --               --
Receivables:
 Interest and dividends                              543,366           78,409            5,946
 Investments sold                                  6,776,584               --               --
 Tax reclaims                                             --               --               --
 Capital shares issued                               224,475          132,485           38,143
 Due from investment adviser                              --               --               --
Prepaid expenses                                      25,459           19,163            9,667
                                                ------------------------------------------------
Total assets                                     297,267,932      173,416,970       38,566,724
LIABILITIES
Payables:
 Dividends to shareholders                                --               --               --
 Investments purchased                                    --               --               --
 Capital shares redeemed                             322,791          227,125           15,050
 Investment management fees                          250,558          292,598           32,298
 Administrative fees                                  75,168           43,890            9,689
 Distribution fees                                   108,204           72,908           16,149
 Shareholder service fees                             95,768           20,713            3,976
 Transfer agent expenses                             144,529           90,969           15,539
 Other accrued expenses                              101,356           53,295            9,926
                                                ------------------------------------------------
Total liabilities                                  1,098,374          801,498          102,627
------------------------------------------------------------------------------------------------
NET ASSETS                                      $296,169,558    $ 172,615,472      $38,464,097
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
NET ASSETS
Standard Shares:
 Net assets                                     $253,728,593    $ 167,260,126      $38,464,097
 Number of shares outstanding                     12,162,842       10,011,463        3,121,783
 Net asset value, offering and redemption
   price per share                              $      20.86    $       16.71      $     12.32
Institutional Shares:
 Net assets                                     $ 40,763,776    $     575,044               --
 Number of shares outstanding                      2,332,234           32,906               --
 Net asset value, offering and redemption
   price per share                              $      17.48    $       17.48               --
Administrative Shares:
 Net assets                                     $  1,677,189    $   4,780,302               --
 Number of shares outstanding                         78,281          279,348               --
 Net asset value, offering and redemption
   price per share                              $      21.43    $       17.11               --
Net assets consist of:
 Paid-in capital                                $294,510,700    $ 300,878,124      $31,987,280
 Accumulated (Distributions in excess of) net
   investment income/loss                            320,924         (937,496)        (148,288)
 Accumulated net realized gains/losses on
   investments and foreign currencies            (22,981,622)    (168,453,055)          10,681
 Net unrealized appreciation/depreciation on
   investments and foreign currencies             24,319,556       41,127,899        6,614,424
------------------------------------------------------------------------------------------------
NET ASSETS                                      $296,169,558    $ 172,615,472      $38,464,097
------------------------------------------------------------------------------------------------
Investments, at cost                            $265,378,492    $ 132,059,014      $31,898,544
Foreign currency, at cost                                 --               --               --

SEE FINANCIAL NOTES

                                                         AS OF DECEMBER 31, 2006

       Value      Global Equity    Balanced       Income      Money Market
       Fund           Fund           Fund          Fund           Fund
--------------------------------------------------------------------------
    $49,508,015   $  79,885,315   $10,917,959   $45,310,189   $84,934,318
      2,366,954       1,737,810       517,184     2,394,601            --
--------------------------------------------------------------------------
     51,874,969      81,623,125    11,435,143    47,704,790    84,934,318
             --              --            --            --     1,783,366
         43,198         119,594        54,129       306,519       283,345
             --              --       109,697            --            --
             --          86,505            --            --            --
         82,355          42,146        42,704       144,458       878,366
         21,857              --         9,380            --            --
          9,574          16,671         9,127         7,055        14,168
--------------------------------------------------------------------------
     52,031,953      81,888,041    11,660,180    48,162,822    87,893,563
             --              --        48,733       157,667       326,224
      1,981,035              --       156,414            --            --
        160,434         147,588            --        35,650       192,512
         55,516         136,069        12,354        53,079        51,234
         11,896          20,408         2,851        12,249        21,958
         16,899          33,810         4,751        20,415            --
          4,020           9,554         1,379         5,490         9,416
         12,520          49,142         4,146        23,780        39,609
          5,991          29,972         4,004        19,200        24,127
--------------------------------------------------------------------------
      2,248,311         426,543       234,632       327,530       665,080
--------------------------------------------------------------------------
    $49,783,642   $  81,461,498   $11,425,548   $47,835,292   $87,228,483
--------------------------------------------------------------------------
--------------------------------------------------------------------------
    $42,679,919   $  79,657,889   $11,425,548   $47,835,292   $75,661,699
      3,048,233       4,029,781       907,534     4,916,792    75,760,378
    $     14.00   $       19.77   $     12.59   $      9.73   $      1.00
    $ 7,103,723   $     501,472            --            --   $11,566,784
        507,510          24,329            --            --    11,572,130
    $     14.00   $       20.61            --            --   $      1.00
             --   $   1,302,137            --            --            --
             --          64,612            --            --            --
             --   $       20.15            --            --            --
    $47,004,375   $ 182,052,528   $10,689,137   $54,238,235   $87,266,457
        (18,658)       (119,512)        2,898        14,254           622
     (4,967,045)   (119,139,620)       91,013    (6,634,283)      (38,596)
      7,764,970      18,668,102       642,500       217,086            --
--------------------------------------------------------------------------
    $49,783,642   $  81,461,498   $11,425,548   $47,835,292   $87,228,483
--------------------------------------------------------------------------
    $44,109,999   $  62,960,994   $10,792,643   $47,487,704   $84,934,318
             --              --            --            --            --

                                                             SEE FINANCIAL NOTES

STATEMENTS OF OPERATIONS (UNAUDITED)

                                               Core Growth    Emerging Growth    Small Cap Core
                                                  Fund             Fund           Growth Fund
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                       $  443,434       $  220,605         $  54,032
Dividend (1)                                    2,343,293          471,272            63,358
-----------------------------------------------------------------------------------------------
Total investment income                         2,786,727          691,877           117,390
EXPENSES
Investment management fees                        761,658          862,934            94,089
Administrative fees                               228,499          129,440            28,227
Distribution fees:
 Standard shares                                  325,225          208,798            47,044
 Administrative shares                              2,068            6,035                --
Shareholder service fees:
 Standard shares                                  331,664           54,192            10,662
 Institutional shares                                 398               61                --
 Administrative shares                                 --               --                --
Transfer agent expenses:
 Standard shares                                  308,393          228,403            51,010
 Institutional shares                               1,137              184                --
 Administrative shares                                614              858                --
Accounting expenses                                66,569           36,001             8,579
Custody expenses                                    6,037            3,310             1,963
Registration expenses                              22,155           19,824             8,280
Trustee expenses                                   33,853           17,892             3,217
Other expenses                                    106,277           61,441            12,607
-----------------------------------------------------------------------------------------------
Total expenses before reimbursements or
 waivers                                        2,194,547        1,629,373           265,678
Reimbursements or waivers from adviser                 --               --                --
-----------------------------------------------------------------------------------------------
Net expenses                                    2,194,547        1,629,373           265,678
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                     $  592,180       $ (937,496)        $(148,288)
REALIZED AND UNREALIZED GAINS/LOSSES ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Realized gains on investments and foreign
 currency transactions                         $4,028,459       $5,455,501         $ 684,740
Change in unrealized
 appreciation/depreciation on investments
 and foreign currencies                         1,855,178       (1,446,648)          135,630
-----------------------------------------------------------------------------------------------
Net realized and unrealized gains/losses on
 investments and foreign currencies             5,883,637        4,008,853           820,370
CHANGE IN NET ASSETS FROM OPERATIONS           $6,475,817       $3,071,357         $ 672,082

(1) Dividend income net of withholding taxes. For the six months ended December 31, 2006, withholding taxes for the Global Equity Fund were $1,994.

SEE FINANCIAL NOTES

                                      FOR THE SIX MONTHS ENDED DECEMBER 31, 2006

      Value      Global Equity   Balanced     Income     Money Market
       Fund          Fund          Fund        Fund          Fund
---------------------------------------------------------------------
    $   77,769    $  100,387     $113,616   $1,356,893    $2,333,478
       304,892       602,560       50,628           --            --
---------------------------------------------------------------------
       382,661       702,947      164,244    1,356,893     2,333,478
       150,723       406,312       36,659      164,073       153,363
        32,298        60,947        8,460       37,863        65,727
        46,214        99,199       14,100       63,105            --
            --         1,613           --           --            --
        10,320        25,177        3,732       13,996        23,761
            --            34           --           --           214
            --            21           --           --            --
        44,667       130,264       11,199       52,274        90,367
           244            95           --           --           736
            --           797           --           --            --
         9,009        26,714        8,654       15,747        17,873
         1,167         6,350        2,959        2,000         4,663
        16,819        18,762        8,033        9,351        18,317
         3,064         9,379          518        5,763         9,363
        14,743        32,177        3,953       17,073        28,433
---------------------------------------------------------------------
       329,268       817,841       98,267      381,245       412,817
       (63,004)           --      (24,937)          --            --
---------------------------------------------------------------------
       266,264       817,841       73,330      381,245       412,817
---------------------------------------------------------------------
    $  116,397    $ (114,894)    $ 90,914   $  975,648    $1,920,661
     1,838,193     2,364,368      115,442      220,317            --
     2,311,190     3,867,670      353,994      955,498            --
---------------------------------------------------------------------
     4,149,383     6,232,038      469,436    1,175,815            --
    $4,265,780    $6,117,144     $560,350   $2,151,463    $1,920,661

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                                      CORE GROWTH FUND            EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------------
                                                   For the                       For the
                                                  six months                    six months
                                                    ended         For the         ended         For the
                                                   12/31/06      year ended      12/31/06      year ended
                                                 (Unaudited)      06/30/06     (Unaudited)      06/30/06
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                       $    592,180   $ (1,068,071)  $   (937,496)  $ (2,244,099)
Realized gains/losses on investments and
 foreign currency transactions                      4,028,459     46,437,932      5,455,501     16,391,277
Change in unrealized appreciation/depreciation
 on investments and foreign currency
 transactions                                       1,855,178    (32,840,999)    (1,446,648)    11,851,314
----------------------------------------------------------------------------------------------------------
Change in net assets from operations                6,475,817     12,528,862      3,071,357     25,998,492
Dividends to Shareholders:
 From net investment income:
   Standard Shares                                         --             --             --             --
   Institutional Shares                              (267,821)            --             --             --
   Administrative Shares                               (3,435)            --             --             --
 From net realized gains on investments:
   Standard Shares                                         --             --             --             --
----------------------------------------------------------------------------------------------------------
Total dividends                                      (271,256)            --             --             --
Change in net assets from capital transactions    (25,122,925)   (21,131,884)    (7,129,603)   (15,191,378)
CHANGE IN NET ASSETS                             $(18,918,364)  $ (8,603,022)  $ (4,058,246)  $ 10,807,114
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                              $315,087,922   $323,690,944   $176,673,718   $165,866,604
End of period                                    $296,169,558   $315,087,922   $172,615,472   $176,673,718
----------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) net
 investment income/loss                          $    320,924             --   $   (937,496)            --
----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued                     $  5,246,227   $ 19,766,782   $  7,746,806   $ 23,763,198
 Dividends reinvested                                      --             --             --             --
 Cost of shares redeemed                          (25,527,827)   (40,508,379)   (14,168,638)   (36,013,649)
                                                    ------------------------------------------------------
 Net change                                       (20,281,600)   (20,741,597)    (6,421,832)   (12,250,451)
                                                    ------------------------------------------------------
Institutional Shares
 Proceeds from shares issued                     $  5,848,308   $ 28,867,126   $      8,282   $    232,979
 Dividends reinvested                                 260,617             --             --             --
 Cost of shares redeemed                          (10,930,691)   (29,194,052)      (343,311)    (2,151,187)
                                                    ------------------------------------------------------
 Net change                                        (4,821,766)      (326,926)      (335,029)    (1,918,208)
                                                    ------------------------------------------------------
Administrative Shares
 Proceeds from shares issued                     $    140,197   $    531,600   $    182,798   $    854,234
 Dividends reinvested                                   3,435             --             --             --
 Cost of shares redeemed                             (163,191)      (594,961)      (555,540)    (1,876,953)
                                                    ------------------------------------------------------
 Net change                                           (19,559)       (63,361)      (372,742)    (1,022,719)
                                                    ------------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS   $(25,122,925)  $(21,131,884)  $ (7,129,603)  $(15,191,378)
----------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                               259,559        933,592        475,311      1,485,237
 Reinvested                                                --             --             --             --
 Redeemed                                          (1,254,372)    (1,923,535)      (872,950)    (2,282,753)
                                                    ------------------------------------------------------
 Net change                                          (994,813)      (989,943)      (397,639)      (797,516)
                                                    ------------------------------------------------------
Institutional Shares
 Issued                                               341,894      1,646,381            490         13,737
 Reinvested                                            14,850             --             --             --
 Redeemed                                            (638,541)    (1,651,566)       (20,138)      (141,270)
                                                    ------------------------------------------------------
 Net change                                          (281,797)        (5,185)       (19,648)      (127,533)
                                                    ------------------------------------------------------
Administrative Shares
 Issued                                                 6,759         24,473         10,919         51,723
 Reinvested                                               160             --             --             --
 Redeemed                                              (7,770)       (28,026)       (33,909)      (116,060)
                                                    ------------------------------------------------------
 Net change                                              (851)        (3,553)       (22,990)       (64,337)
                                                    ------------------------------------------------------
CHANGE IN SHARES FROM SHARE TRANSACTIONS           (1,277,461)      (998,681)      (440,277)      (989,386)
----------------------------------------------------------------------------------------------------------
* The Value Fund Institutional shares commenced operations on March 31, 2006.

SEE FINANCIAL NOTES

  SMALL CAP CORE GROWTH FUND             VALUE FUND               GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------
      For the                      For the                      For the
    six months                   six months                   six months
       ended      For the year      ended      For the year      ended      For the year
     12/31/06        ended        12/31/06        ended        12/31/06        ended
    (Unaudited)     06/30/06     (Unaudited)   6/30/2006 *    (Unaudited)     06/30/06
----------------------------------------------------------------------------------------
    $  (148,288)  $  (283,687)   $   116,397   $    54,391    $  (114,894)  $    (38,404)
        684,740     3,401,326      1,838,193     1,120,508      2,364,368      3,754,241
        135,630       938,778      2,311,190     1,764,193      3,867,670      8,302,807
----------------------------------------------------------------------------------------
        672,082     4,056,417      4,265,780     2,939,092      6,117,144     12,018,644
             --            --       (156,486)           --             --             --
             --            --        (32,960)           --             --             --
             --            --             --            --             --             --
     (1,113,792)           --             --            --             --             --
----------------------------------------------------------------------------------------
     (1,113,792)           --       (189,446)           --             --             --
        995,865     3,794,453      7,189,821     7,787,498     (6,214,905)   (15,299,387)
    $   554,155   $ 7,850,870    $11,266,155   $10,726,590    $   (97,761)  $ (3,280,743)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
    $37,909,942   $30,059,072    $38,517,487   $27,790,897    $81,559,259   $ 84,840,002
    $38,464,097   $37,909,942    $49,783,642   $38,517,487    $81,461,498   $ 81,559,259
----------------------------------------------------------------------------------------
    $  (148,288)           --    $   (18,658)  $    54,391    $  (119,512)  $     (4,618)
----------------------------------------------------------------------------------------
    $ 4,212,012   $10,643,513    $ 9,326,048   $13,809,233    $ 3,390,115   $  7,340,857
      1,065,024            --        147,501            --             --             --
     (4,281,171)   (6,849,060)    (3,390,264)  (11,505,434)    (9,154,042)   (19,880,961)
----------------------------------------------------------------------------------------
        995,865     3,794,453      6,083,285     2,303,799     (5,763,927)   (12,540,104)
----------------------------------------------------------------------------------------
             --            --    $ 1,073,576   $ 5,483,699    $        --   $      5,389
             --            --         32,960            --             --             --
             --            --             --            --       (275,391)    (2,346,225)
----------------------------------------------------------------------------------------
             --            --      1,106,536     5,483,699       (275,391)    (2,340,836)
----------------------------------------------------------------------------------------
             --            --             --            --    $    93,670   $    267,371
             --            --             --            --             --             --
             --            --             --            --       (269,257)      (685,818)
----------------------------------------------------------------------------------------
             --            --             --            --       (175,587)      (418,447)
----------------------------------------------------------------------------------------
    $   995,865   $ 3,794,453    $ 7,189,821   $ 7,787,498    $(6,214,905)  $(15,299,387)
----------------------------------------------------------------------------------------
        349,509       873,576        694,263     1,115,039        181,353        416,762
         86,799            --         10,528            --             --             --
       (351,750)     (569,176)      (253,609)     (913,517)      (486,631)    (1,148,666)
----------------------------------------------------------------------------------------
         84,558       304,400        451,182       201,522       (305,278)      (731,904)
----------------------------------------------------------------------------------------
             --            --         77,788       427,368             --            116
             --            --          2,354            --             --             --
             --            --             --            --        (14,159)      (137,975)
----------------------------------------------------------------------------------------
             --            --         80,142       427,368        (14,159)      (137,859)
----------------------------------------------------------------------------------------
             --            --             --            --          4,930         14,995
             --            --             --            --             --             --
             --            --             --            --        (14,574)       (37,945)
----------------------------------------------------------------------------------------
             --            --             --            --         (9,644)       (22,950)
----------------------------------------------------------------------------------------
         84,558       304,400        531,324       628,890       (329,081)      (892,713)
----------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                                     BALANCED FUND                 INCOME FUND
------------------------------------------------------------------------------------------------------
                                                 For the                      For the
                                               six months                   six months
                                                  ended      For the year      ended      For the year
                                                12/31/06        ended        12/31/06        ended
                                               (Unaudited)     06/30/06     (Unaudited)     06/30/06
------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                     $    90,914   $   100,799    $   975,648   $  1,795,793
Realized gains/losses on investments and
 foreign currency transactions                     115,442       215,779        220,317     (1,579,679)
Change in unrealized
 appreciation/depreciation on investments and
 foreign currencies                                353,994      (140,549)       955,498     (1,158,558)
------------------------------------------------------------------------------------------------------
Change in net assets from operations               560,350       176,029      2,151,463       (942,444)
Dividends to Shareholders:
 From net investment income:
   Standard Shares                                 (88,016)     (101,583)      (961,394)    (1,825,925)
   Institutional Shares                                 --            --             --             --
 From net realized gains on investments:
   Standard Shares                                (160,217)           --             --             --
------------------------------------------------------------------------------------------------------
Total dividends                                   (248,233)     (101,583)      (961,394)    (1,825,925)
Change in net assets from capital
 transactions                                       32,855     5,514,670     (3,675,451)    (3,507,745)
CHANGE IN NET ASSETS                           $   344,972   $ 5,589,116    $(2,485,382)  $ (6,276,114)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                            $11,080,576   $ 5,491,460    $50,320,674   $ 56,596,788
End of period                                  $11,425,548   $11,080,576    $47,835,292   $ 50,320,674
------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) net
 investment income/loss                        $     2,898            --    $    14,254             --
------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued                   $   856,940   $ 7,086,693    $ 2,598,993   $  6,731,817
 Dividends reinvested                              235,288        87,089        872,427      1,653,835
 Cost of shares redeemed                        (1,059,373)   (1,659,112)    (7,146,871)   (11,893,397)
                                                 -----------------------------------------------------
 Net change                                         32,855     5,514,670     (3,675,451)    (3,507,745)
                                                 -----------------------------------------------------
Institutional Shares
 Proceeds from shares issued                            --            --             --             --
 Dividends reinvested                                   --            --             --             --
 Cost of shares redeemed                                --            --             --             --
                                                 -----------------------------------------------------
 Net change                                             --            --             --             --
                                                 -----------------------------------------------------
Administrative Shares
 Proceeds from shares issued                            --            --             --             --
 Dividends reinvested                                   --            --             --             --
 Cost of shares redeemed                                --            --             --             --
                                                 -----------------------------------------------------
 Net change                                             --            --             --             --
                                                 -----------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $    32,855   $ 5,514,670    $(3,675,451)  $ (3,507,745)
------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                             69,534       568,623        268,806        687,649
 Reinvested                                         18,657         6,975         89,832        169,782
 Redeemed                                          (85,654)     (133,278)      (735,213)    (1,222,490)
                                                 -----------------------------------------------------
 Net change                                          2,537       442,320       (376,575)      (365,059)
                                                 -----------------------------------------------------
Institutional Shares
 Issued                                                 --            --             --             --
 Reinvested                                             --            --             --             --
 Redeemed                                               --            --             --             --
                                                 -----------------------------------------------------
 Net change                                             --            --             --             --
                                                 -----------------------------------------------------
Administrative Shares
 Issued                                                 --            --             --             --
 Reinvested                                             --            --             --             --
 Redeemed                                               --            --             --             --
                                                 -----------------------------------------------------
 Net change                                             --            --             --             --
                                                 -----------------------------------------------------
CHANGE IN SHARES FROM SHARE TRANSACTIONS             2,537       442,320       (376,575)      (365,059)
------------------------------------------------------------------------------------------------------

SEE FINANCIAL NOTES

          MONEY MARKET FUND
--------------------------------
       For the
      six months
        ended       For the year
       12/31/06        ended
     (Unaudited)      06/30/06
--------------------------------
     $  1,920,661   $  2,837,876
               --            (62)
               --             --
--------------------------------
        1,920,661      2,837,814
       (1,672,883)    (2,416,825)
         (248,145)      (420,062)
               --             --
--------------------------------
       (1,921,028)    (2,836,887)
        3,068,161     (5,327,092)
     $  3,067,794   $ (5,326,165)
--------------------------------
--------------------------------
     $ 84,160,689   $ 89,486,854
     $ 87,228,483   $ 84,160,689
--------------------------------
     $        622   $        989
--------------------------------
     $ 31,967,816   $ 62,680,511
        1,618,986      2,342,559
      (32,184,830)   (67,488,052)
--------------------------------
        1,401,972     (2,464,982)
--------------------------------
     $  2,940,661   $  3,178,033
          247,641        419,204
       (1,522,113)    (6,459,347)
--------------------------------
        1,666,189     (2,862,110)
--------------------------------
               --             --
               --             --
               --             --
--------------------------------
               --             --
--------------------------------
     $  3,068,161   $ (5,327,092)
--------------------------------
       31,967,816     62,680,511
        1,618,986      2,342,559
      (32,184,830)   (67,488,052)
--------------------------------
        1,401,972     (2,464,982)
--------------------------------
        2,940,661      3,178,033
          247,641        419,204
       (1,522,113)    (6,459,347)
--------------------------------
        1,666,189     (2,862,110)
--------------------------------
               --             --
               --             --
               --             --
--------------------------------
               --             --
--------------------------------
        3,068,161     (5,327,092)
--------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                               INVESTMENT ACTIVITIES             DIVIDENDS
------------------------------------------------------------------------------------------------------------------
                                                Net asset                  Net realized
                                                 value,         Net       and unrealized   Total from    From net
                                                beginning   investment     gains/losses    investment   investment
                                                of period   income/loss   on investments   operations     income
------------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $20.41         0.03            0.42           0.45          --
Year ended June 30, 2006                          19.72        (0.09)           0.78           0.69          --
Year ended June 30, 2005                          18.10        (0.06)           1.68           1.62          --
Year ended June 30, 2004                          16.44        (0.12)           1.78           1.66          --
Year ended June 30, 2003                          16.73        (0.04)          (0.25)         (0.29)         --
Year ended June 30, 2002                          22.12        (0.09)          (5.30)         (5.39)         --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $17.15         0.10            0.35           0.45       (0.12)
Year ended June 30, 2006                          16.45         0.06            0.64           0.70          --
Year ended June 30, 2005                          14.99         0.07            1.39           1.46          --
Year ended June 30, 2004                          13.52         0.01            1.46           1.47          --
Year ended June 30, 2003                          13.66         0.05           (0.19)         (0.14)         --
Year ended June 30, 2002                          17.94         0.04           (4.32)         (4.28)         --
ADMINISTRATIVE SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $20.96         0.07            0.44           0.51       (0.04)
Year ended June 30, 2006                          20.17        --(3)            0.79           0.79          --
Year ended June 30, 2005                          18.44         0.02            1.71           1.73          --
Year ended June 30, 2004                          16.68        (0.08)           1.84           1.76          --
Year ended June 30, 2003                          16.91         0.01           (0.24)         (0.23)         --
Year ended June 30, 2002                          22.27        (0.01)          (5.35)         (5.36)         --
------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $16.40        (0.09)           0.40           0.31          --
Year ended June 30, 2006                          14.10        (0.20)(4)        2.50           2.30          --
Year ended June 30, 2005                          13.01        (0.18)(4)        1.27           1.09          --
Year ended June 30, 2004                          10.96        (0.20)           2.25           2.05          --
Year ended June 30, 2003                          11.82        (0.17)          (0.69)         (0.86)         --
Year ended June 30, 2002                          15.79        (0.20)          (3.77)         (3.97)         --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $17.11        (0.06)           0.43           0.37          --
Year ended June 30, 2006                          14.62        (0.12)(4)        2.61           2.49          --
Year ended June 30, 2005                          13.41        (0.10)(4)        1.31           1.21          --
Year ended June 30, 2004                          11.23        (0.15)           2.33           2.18          --
Year ended June 30, 2003                          12.02        (0.10)          (0.69)         (0.79)         --
Year ended June 30, 2002                          15.96        (0.11)(4)       (3.83)         (3.94)         --
ADMINISTRATIVE SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $16.77        (0.07)           0.41           0.34          --
Year ended June 30, 2006                          14.37        (0.16)(4)        2.56           2.40          --
Year ended June 30, 2005                          13.22        (0.14)(4)        1.29           1.15          --
Year ended June 30, 2004                          11.11        (0.14)           2.25           2.11          --
Year ended June 30, 2003                          11.92        (0.10)          (0.71)         (0.81)         --
Year ended June 30, 2002                          15.87        (0.13)          (3.82)         (3.95)         --
------------------------------------------------------------------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) Less than $0.005 per share.
(4) Based on average shares outstanding.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                   RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
                                                                         Net           Ratio of
      From                                 Net asset                   assets,        expenses to
      net         Total                      value,     Total          end of         average net
    realized   dividends to   Redemption      end       return         period       assets, net of
     gains     shareholders      fee       of period     (%)         ($ X 1,000)   reimbursement (%)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
        --           --           --         $20.86       2.20(1)     $253,729           1.55(2)
        --           --           --          20.41       3.50         268,593           1.52
        --           --           --          19.72       8.95         278,940           1.55
        --           --           --          18.10      10.10         290,352           1.50
        --           --           --          16.44      (1.73)        285,339           1.37
        --           --           --          16.73     (24.37)        326,793           1.34
----------------------------------------------------------------------------------------------------
        --        (0.12)          --         $17.48       2.59(1)     $ 40,764           0.81(2)
        --           --           --          17.15       4.26          44,836           0.80
        --           --           --          16.45       9.74          43,083           0.80
        --           --           --          14.99      10.96          52,842           0.77
        --           --           --          13.52      (1.02)         63,571           0.69
        --           --           --          13.66     (23.86)         85,140           0.68
----------------------------------------------------------------------------------------------------
        --        (0.04)          --         $21.43       2.45(1)     $  1,677           1.13(2)
        --           --           --          20.96       3.92           1,659           1.12
        --           --           --          20.17       9.38           1,667           1.14
        --           --           --          18.44      10.55           1,635           1.11
        --           --           --          16.68      (1.36)          2,426           1.00
        --           --           --          16.91     (24.07)          2,029           0.94
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
        --           --           --         $16.71       1.89(1)     $167,260           1.90(2)
        --           --           --          16.40      16.31         170,704           1.90
        --           --           --          14.10       8.38         157,963           1.96
        --           --           --          13.01      18.70         165,782           1.93
        --           --           --          10.96      (7.28)        157,911           1.95
        --           --           --          11.82     (25.14)        190,812           1.80
----------------------------------------------------------------------------------------------------
        --           --           --         $17.48       2.16(1)     $    575           1.38(2)
        --           --           --          17.11      17.03             899           1.35
        --           --           --          14.62       9.02           2,633           1.33
        --           --           --          13.41      19.41           3,534           1.30
        --           --           --          11.23      (6.57)          5,379           1.25
        --           --           --          12.02     (24.69)          6,428           1.20
----------------------------------------------------------------------------------------------------
        --           --           --         $17.11       2.03(1)     $  4,780           1.60(2)
        --           --           --          16.77      16.70           5,071           1.60
        --           --           --          14.37       8.70           5,270           1.64
        --           --           --          13.22      18.99          11,584           1.60
        --           --           --          11.11      (6.80)          8,561           1.51
        --           --           --          11.92     (24.89)          8,444           1.47
----------------------------------------------------------------------------------------------------

              RATIOS AND SUPPLEMENTAL DATA
---  ----------------------------------------------
      Ratio of net        Ratio of
       investment        expenses to
      income/loss        average net      Portfolio
     to average net   assets, prior to    turnover
       assets (%)     reimbursement (%)   rate (%)
-------------------------------------------------------------
          0.29(2)           1.55(2)         80.85(1)
         (0.43)             1.52           101.35
         (0.32)             1.55           101.34
         (0.65)             1.52           228.43
         (0.28)             1.53           183.75
         (0.43)             1.44            76.40
-------------------------------------------------------------
          1.01(2)           0.81(2)         80.85(1)
          0.30              0.80           101.35
          0.42              0.80           101.34
          0.08              0.79           228.43
          0.36              0.76           183.75
          0.23              0.73            76.40
-------------------------------------------------------------
          0.71(2)           1.13(2)         80.85(1)
         (0.02)             1.12           101.35
          0.09              1.14           101.34
         (0.27)             1.13           228.43
          0.09              1.06           183.75
         (0.05)             1.01            76.40
-------------------------------------------------------------
-------------------------------------------------------------
         (1.10)(2)          1.90(2)         17.22(1)
         (1.30)             1.90            60.19
         (1.39)             1.96           109.56
         (1.47)             1.94           151.80
         (1.56)             1.97           315.89
         (1.39)             1.86           202.57
-------------------------------------------------------------
         (0.58)(2)          1.38(2)         17.22(1)
         (0.77)             1.35            60.19
         (0.76)             1.33           109.56
         (0.85)             1.31           151.80
         (0.86)             1.28           315.89
         (0.78)             1.26           202.57
-------------------------------------------------------------
         (0.79)(2)          1.60(2)         17.22(1)
         (1.00)             1.60            60.19
         (1.08)             1.64           109.56
         (1.13)             1.62           151.80
         (1.13)             1.54           315.89
         (1.07)             1.53           202.57
-------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                                   INVESTMENT ACTIVITIES                 DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------
                                                                               Net realized
                                                Net asset                     and unrealized
                                                 value,         Net            gains/losses        Total from    From net
                                                beginning   investment        on investments       investment   investment
                                                of period   income/loss   and foreign currencies   operations     income
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $12.48        (0.05)               0.26               0.21          --
Year ended June 30, 2006                          11.00        (0.09)               1.57               1.48          --
Year ended June 30, 2005                          10.84        (0.11)               0.77               0.66          --
Year ended June 30, 2004                           8.67        (0.13)               2.30               2.17          --
Year ended June 30, 2003                           9.18        (0.09)              (0.42)             (0.51)         --
Year ended June 30, 2002                           9.52        (0.08)              (0.26)             (0.34)         --
--------------------------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $12.74         0.02                1.29               1.31       (0.05)
Year ended June 30, 2006                          11.60         0.02                1.12               1.14          --
Year ended June 30, 2005                          10.51        (0.01)               1.10               1.09          --
Year ended June 30, 2004                           8.64        (0.02)               1.89               1.87          --
Year ended June 30, 2003                           8.74        (0.05)              (0.05)             (0.10)         --
One month period ended June 30, 2002(4)           10.21        (0.01)              (1.46)             (1.47)         --
Year ended May 31, 2002                           15.29        (0.08)              (3.57)             (3.65)         --
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $12.72         0.05                1.30               1.35       (0.07)
For the period ended June 30, 2006(5)             12.81         0.02               (0.11)             (0.09)         --
--------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $18.33        (0.03)(1)            1.47               1.44          --
Year ended June 30, 2006                          15.86        (0.01)(1)            2.48               2.47          --
Year ended June 30, 2005                          15.18         0.02(1)             0.66               0.68          --
Year ended June 30, 2004                          13.39        (0.10)(1)            1.89               1.79          --
Year ended June 30, 2003                          14.22        (0.03)(1)           (0.82)             (0.85)         --
Year ended June 30, 2002                          18.31        (0.11)(1)           (3.99)             (4.10)         --
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $19.05         0.04(1)             1.52               1.56          --
Year ended June 30, 2006                          16.39         0.07(1)             2.59               2.66          --
Year ended June 30, 2005                          15.58         0.12(1)             0.69               0.81          --
Year ended June 30, 2004                          13.65         0.04(1)             1.89               1.93          --
Year ended June 30, 2003                          14.40         0.05(1)            (0.82)             (0.77)         --
Year ended June 30, 2002                          18.46        (0.01)(1)           (4.06)             (4.07)         --
ADMINISTRATIVE SHARES
--------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006 (Unaudited)   $18.66           --(1,6)           1.49               1.49          --
Year ended June 30, 2006                          16.11         0.04(1)             2.51               2.55          --
Year ended June 30, 2005                          15.36         0.06(1)             0.69               0.75          --
Year ended June 30, 2004                          13.51        (0.02)(1)            1.87               1.85          --
Year ended June 30, 2003                          14.30         0.01(1)            (0.82)             (0.81)         --
Year ended June 30, 2002                          18.38        (0.06)(1)           (4.03)             (4.09)         --
--------------------------------------------------------------------------------------------------------------------------
(1) Based on average shares outstanding.
(2) Not annualized.
(3) Annualized.
(4) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to June 30.
(5) For the period March 31, 2006, commencement of operations, to June 30,2006.
(6) Less than $0.005 per share.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                            RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
                                                                         Net           Ratio of         Ratio of net
      From                                 Net asset                   assets,        expenses to        investment
      net         Total                      value,     Total          end of         average net       income/loss
    realized   dividends to   Redemption      end       return         period       assets, net of     to average net
     gains     shareholders    fee (1)     of period     (%)         ($ X 1,000)   reimbursement (%)     assets (%)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
     (0.37)       (0.37)           --        $12.32       1.68(2)     $ 38,464           1.41(3)           (0.79)(3)
        --           --            --         12.48      13.45          37,910           1.44              (0.83)
     (0.50)       (0.50)           --         11.00       6.21          30,059           1.51              (1.07)
        --           --            --         10.84      25.03          29,701           1.53              (1.37)
        --           --            --          8.67      (5.56)         17,821           1.45              (1.12)
        --           --            --          9.18      (3.57)         18,459           1.34              (0.93)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
        --        (0.05)           --        $14.00      10.30(2)     $ 42,680           1.29(3)            0.48(3)
        --           --            --         12.74       9.83          33,081           1.29               0.15
        --           --            --         11.60      10.37          27,791           1.70              (0.11)
        --           --            --         10.51      21.64          23,871           1.78              (0.23)
        --           --            --          8.64      (1.14)         16,226           1.90              (0.62)
        --           --            --          8.74     (14.40)(2)      21,060           1.95(3)           (1.33)(3)
     (1.43)       (1.43)           --         10.21     (25.58)         24,981           1.95              (1.04)
---------------------------------------------------------------------------------------------------------------------
        --        (0.07)           --        $14.00      10.58(2)     $  7,104           0.90(3)            0.90(3)
        --           --            --         12.72      (0.70)(2)       5,436           0.90(3)            0.64(3)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
        --           --            --(6)     $19.77       7.86(2)     $ 79,658           2.02(3)           (0.29)(3)
        --           --            --(6)      18.33      15.57          79,441           2.01              (0.06)
        --           --            --(6)      15.86       4.48          80,384           2.05               0.13
        --           --            --(6)      15.18      13.37          95,625           2.01              (0.60)
        --           --          0.02         13.39      (5.84)        101,846           1.91              (0.26)
        --           --          0.01         14.22     (22.34)        135,881           1.84              (0.66)
---------------------------------------------------------------------------------------------------------------------
        --           --            --(6)     $20.61       8.19(2)     $    501           1.42(3)            0.36(3)
        --           --            --(6)      19.05      16.23             733           1.40               0.38
        --           --            --(6)      16.39       5.20           2,891           1.39               0.75
        --           --            --(6)      15.58      14.14           5,244           1.37               0.25
        --           --          0.02         13.65      (5.21)          6,688           1.26               0.42
        --           --          0.01         14.40     (21.99)          9,531           1.27              (0.05)
---------------------------------------------------------------------------------------------------------------------
        --           --            --(6)     $20.15       8.04(2)     $  1,302           1.76(3)           (0.03)(3)
        --           --            --(6)      18.66      15.83           1,385           1.73               0.20
        --           --            --(6)      16.11       4.88           1,566           1.73               0.40
        --           --            --(6)      15.36      13.69           2,142           1.71              (0.11)
        --           --          0.02         13.51      (5.52)          2,059           1.59               0.11
        --           --          0.01         14.30     (22.20)          2,207           1.64              (0.39)
---------------------------------------------------------------------------------------------------------------------

     RATIOS AND SUPPLEMENTAL DATA
---  -----------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
--------------------------------------------
           1.41(3)         24.07(2)
           1.44            96.80
           1.51           120.89
           1.53           207.80
           1.58           349.79
           1.40           294.26
--------------------------------------------
--------------------------------------------
           1.59(3)         23.41(2)
           1.62            58.32
           1.70           172.95
           1.78           130.18
           1.90           209.72
           2.05(3)          5.87(2)
           2.54            34.77
--------------------------------------------
           1.13(3)         23.41(2)
           1.26(3)         58.32(2)
--------------------------------------------
--------------------------------------------
           2.02(3)         30.86(2)
           2.01            36.77
           2.05            80.36
           2.01            49.16
           1.91            42.05
           1.84           132.82
--------------------------------------------
           1.42(3)         30.86(2)
           1.40            36.77
           1.39            80.36
           1.37            49.16
           1.26            42.05
           1.27           132.82
--------------------------------------------
           1.76(3)         30.86(2)
           1.73            36.77
           1.73            80.36
           1.71            49.16
           1.59            42.05
           1.64           132.82
--------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                      INVESTMENT ACTIVITIES             DIVIDENDS
---------------------------------------------------------------------------------------------------------
                                       Net asset                  Net realized
                                        value,         Net       and unrealized   Total from    From net
                                       beginning   investment     gains/losses    investment   investment
                                       of period   income/loss   on investments   operations     income
---------------------------------------------------------------------------------------------------------
BALANCED FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006
 (Unaudited)                            $12.24         0.10           0.53           0.63        (0.10)
Year ended June 30, 2006                 11.87         0.13           0.37           0.50        (0.13)
Year ended June 30, 2005                 11.35         0.12           0.75           0.87        (0.12)
Year ended June 30, 2004                 10.47         0.06           1.12           1.18        (0.06)
Period ended June 30, 2003(3)            10.00         0.02           0.47           0.49        (0.02)
---------------------------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006
 (Unaudited)                            $ 9.51         0.19           0.22           0.41        (0.19)
Year ended June 30, 2006                 10.00         0.32          (0.48)         (0.16)       (0.33)
Year ended June 30, 2005                  9.86         0.37           0.15           0.52        (0.38)
Year ended June 30, 2004                 10.28         0.34          (0.40)         (0.06)       (0.36)
Year ended June 30, 2003                  9.62         0.37           0.69           1.06        (0.40)
Year ended June 30, 2002                 10.28         0.58          (0.66)         (0.08)       (0.58)
---------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006
 (Unaudited)                            $ 1.00         0.02             --           0.02        (0.02)
Year ended June 30, 2006                  1.00         0.03             --           0.03        (0.03)
Year ended June 30, 2005                  1.00         0.01             --           0.01        (0.01)
Year ended June 30, 2004                  1.00           --(4)          --             --(4)        --(4)
Year ended June 30, 2003                  1.00         0.01             --           0.01        (0.01)
Year ended June 30, 2002                  1.00         0.02             --           0.02        (0.02)
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
Six months ended December 31, 2006
 (Unaudited)                            $ 1.00         0.02             --           0.02        (0.02)
Year ended June 30, 2006                  1.00         0.04             --           0.04        (0.04)
Year ended June 30, 2005                  1.00         0.02             --           0.02        (0.02)
Year ended June 30, 2004                  1.00           --(4)          --             --(4)        --(4)
Year ended June 30, 2003                  1.00         0.01             --           0.01        (0.01)
Year ended June 30, 2002                  1.00         0.02             --           0.02        (0.02)
---------------------------------------------------------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) For the period December 20, 2002, commencement of operations, to June 30, 2003.
(4) Less than $0.005 per share.

SEE FINANCIAL NOTES

TO SHAREHOLDERS                                                              RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
                                                                       Net             Ratio of         Ratio of net
      From                                 Net asset                 assets,          expenses to        investment
      net         Total                      value,     Total        end of           average net       income/loss
    realized   dividends to   Redemption      end       return       period         assets, net of     to average net
     gains     shareholders      fee       of period     (%)       ($ X 1,000)     reimbursement (%)     assets (%)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
     (0.18)       (0.28)           --        $12.59       5.14(1)    $ 11,426            1.30(2)            1.61(2)
        --        (0.13)           --         12.24       4.17         11,081            1.30               1.10
     (0.23)       (0.35)           --         11.87       7.76          5,491            1.30               1.07
     (0.24)       (0.30)           --         11.35      11.31          2,804            1.30               0.60
        --        (0.02)           --         10.47       4.87(1)       1,061            1.30(2)            0.41(2)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
        --        (0.19)           --        $ 9.73       4.30(1)    $ 47,835            1.51(2)            3.87(2)
        --        (0.33)           --          9.51      (1.66)        50,321            1.49               3.28
        --        (0.38)           --         10.00       5.34         56,597            1.48               3.66
        --        (0.36)           --          9.86      (0.63)        59,562            1.45               3.28
        --        (0.40)           --         10.28      11.28         69,137            1.37               3.80
        --        (0.58)           --          9.62      (0.87)        67,488            1.38               5.77
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
        --        (0.02)           --        $ 1.00       2.21(1)    $ 75,662            0.98(2)            4.35(2)
        --        (0.03)           --          1.00       3.27         74,260            0.98               3.22
        --        (0.01)           --          1.00       1.21         76,724            1.00               1.19
        --           --(4)         --          1.00       0.10         83,231            0.98               0.10
        --        (0.01)           --          1.00       0.65        104,641            0.93               0.65
        --        (0.02)           --          1.00       1.71        114,271            0.92               1.72
---------------------------------------------------------------------------------------------------------------------
        --        (0.02)           --        $ 1.00       2.35(1)    $ 11,567            0.70(2)            4.62(2)
        --        (0.04)           --          1.00       3.57          9,901            0.69               3.48
        --        (0.02)           --          1.00       1.53         12,763            0.68               1.55
        --           --(4)         --          1.00       0.41         11,011            0.67               0.41
        --        (0.01)           --          1.00       0.95         10,892            0.63               0.98
        --        (0.02)           --          1.00       1.97         16,539            0.67               1.95
---------------------------------------------------------------------------------------------------------------------

TO   RATIOS AND SUPPLEMENTAL DATA
---  -----------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
---------------------------------------
---------------------------------------
            1.74(2)        35.83(1)
            1.80           89.13
            2.33          109.56
            4.30           98.20
           16.73(2)       140.42(1)
---------------------------------------
---------------------------------------
            1.51(2)       118.97(1)
            1.49          490.92
            1.48          111.76
            1.45           64.37
            1.37          195.73
            1.38           54.05
---------------------------------------
---------------------------------------
            0.98(2)           NA
            0.98              NA
            1.00              NA
            0.98              NA
            0.93              NA
            0.92              NA
---------------------------------------
            0.70(2)           NA
            0.69              NA
            0.68              NA
            0.67              NA
            0.63              NA
            0.67              NA
---------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL NOTES (UNAUDITED)

ORGANIZATION

Citizens Funds (the "trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trust offers the following funds (individually a "fund," collectively the "funds"):

FUND                                  SHORT NAME
----                                  -----------
Citizens Core Growth Fund             Core Growth Fund
Citizens Emerging Growth Fund         Emerging Growth Fund
Citizens Small Cap Core Growth Fund   Small Cap Core Growth Fund
Citizens Value Fund                   Value Fund
Citizens Global Equity Fund           Global Equity Fund
Citizens Balanced Fund                Balanced Fund
Citizens Income Fund                  Income Fund
Citizens Money Market Fund            Money Market Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund and Value Fund offers two classes of shares: Standard shares and Institutional shares. The Small Cap Core Growth Fund, Balanced Fund and Income Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

INDEMNIFICATIONS

Under the funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the trust. In addition, in the normal course of business, the funds enter into contracts with their vendors and others that provide for general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The board of trustees has approved procedures to be used to value each fund's securities for the purpose of determining the fund's net asset value (NAV). Equity securities traded on an exchange are valued at the market price determined as the closing sale or official closing price on that exchange. For securities not traded on an exchange, or if an exchange price is not readily available, securities are valued at a market price determined by independent third-party pricing vendors approved by the funds' valuation committee. The market price for debt obligations is determined by an independent third-party pricing service which uses a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments. Short-term securities maturing within 60 days and all securities in the Money Market Fund are valued at amortized cost, unless it is determined that using this method would not reflect a security's fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. If a price for a given security is unavailable or deemed unreliable by the adviser, the market price may be determined using quotations received from one or more brokers that make a market in the security. When such prices or quotations are not available, or when the adviser believes they are unreliable, the funds' valuation committee will value securities using fair value procedures approved by the funds' board of trustees. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund's NAV is calculated. The Global Equity Fund uses a fair value model developed by an independent third party pricing service in its valuation considerations for foreign equity securities on days when there is a specific percentage change in the value of a domestic equity security index. This percentage is determined by the funds' valuation committee.

FINANCIAL NOTES (UNAUDITED)

SECURITIES TRANSACTION AND RELATED INVESTMENT INCOME

During the period, security transactions were accounted for no later than one business day following the trade date for purposes of calculating daily net asset values. For financial reporting purposes, however, security transactions are accounted for on trade date. The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS

Foreign currency contracts are used to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the current rate of exchange. There were no foreign currency contracts open at December 31, 2006.

REPURCHASE AGREEMENTS

The funds may acquire repurchase agreements with an entity that is a member bank of the Federal Reserve System and government securities dealers that are on the Federal Reserve Bank of New York's list of primary dealers, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

RESTRICTED SECURITIES

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE

The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the period ended December 31, 2006, the Global Equity Fund collected $507 in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS

The Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in

FINANCIAL NOTES (UNAUDITED)

nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "adviser") serves as adviser to each of the funds. Under the terms of the management contract, the adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

FUND                         FEE RATE
----                         --------
Core Growth Fund               0.50%
Emerging Growth Fund           1.00%
Small Cap Core Growth Fund     0.50%
Value Fund                     0.70%
Global Equity Fund             1.00%
Balanced Fund                  0.65%
Income Fund                    0.65%
Money Market Fund              0.35%

Dwight Asset Management Company serves as the subadviser for the Income Fund. For its services, the subadviser receives a fee computed daily based on an annual rate of 0.25% of the fund's average daily net assets. The subadvisory fee is paid by the adviser.

DISTRIBUTION FEE

Citizens Securities, Inc. (the "distributor") is a wholly owned subsidiary of the adviser and serves as the funds' distributor. Pursuant to Rule 12b-1 under the 1940 Act, the trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

The adviser, with whom certain officers and a trustee are affiliated, performs administrative duties for the trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. In addition, Citizens Advisers provides a number of administrative services to the trust, relating primarily to shareholder services and communications, and is paid a per account fee and is reimbursed for out-of-pocket expenses as well, for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the period ended December 31, 2006, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY

BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. As transfer agent for the funds, BISYS is paid a fee based on the number of funds and shareholder accounts, other service fees, and is reimbursed for out-of-pocket expenses as well. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. As fund accountant for the funds, BISYS is paid a fee based on assets (ranging from 0.0125% -- 0.035%) and the number of share classes per fund, subject to certain minimums, other service fees, and is reimbursed for out-of-pocket expenses as well. Fifth Third Bank acts as a custodian for the funds and is paid a fee based on the funds' assets and other transaction based fees, subject to certain minimums. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit. There were no custody credits received for the period ended December 31, 2006.

TRUSTEE FEES

All of the officers and one of the trustees of the trust are "interested persons," as defined in the 1940 Act, of the adviser. Currently, each trustee

FINANCIAL NOTES (UNAUDITED)

who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a trustee meeting. The independent trustees include a chair of the board, who receives an additional annual retainer of $5,000; and an audit committee chair, social responsibility committee chair, and nominating committee chair who each receive an additional annual retainer of $2,500.

ALLOCATIONS

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS

For the period ended December 31, 2006, the adviser limited the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following limits:

FUND                                 EXPENSE LIMITATION
----                                 ------------------
Value Fund -- Standard shares               1.29%
Value Fund -- Institutional shares          0.90%
Balanced Fund -- Standard shares            1.30%

The Value Fund Standard shares and Institutional shares expense limitations listed above are contractual. The adviser may recoup the investment management fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were waived/reimbursed. Such repayments may be made twice monthly, but in no event less frequently than semi-annually, but only to the extent that such repayments would not cause annualized operating expenses of the Value Fund to exceed any expense limitation. As of December 31, 2006, the amount that may potentially be recouped by the adviser from the Value Fund is $107,185 expiring on June 30, 2009.

The Balanced Fund expense limitation listed above is voluntary, may be removed by the adviser at any time and is not subject to recoupment in subsequent fiscal periods.

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments and U.S. Government securities, by fund for the period ended December 31, 2006:

FUND                           PURCHASES        SALES
----                         ------------   ------------
Core Growth Fund             $231,086,196   $264,968,161
Emerging Growth Fund           28,173,235     34,269,579
Small Cap Core Growth Fund      9,352,418      8,570,518
Value Fund                     19,270,243      9,418,743
Global Equity Fund             23,736,966     27,628,011
Balanced Fund                   3,871,755      3,787,320
Income Fund                    30,058,178     28,760,305

The following summarizes purchases and sales of U.S. Government securities by fund for the period ended December 31, 2006:

FUND           PURCHASES       SALES
----          -----------   -----------
Income Fund   $27,063,701   $35,875,873

FEDERAL INCOME TAX INFORMATION

At December 31, 2006 the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                              NET UNREALIZED
                                            TAX UNREALIZED   TAX UNREALIZED    APPRECIATION/
FUND                           TAX COST      APPRECIATION     DEPRECIATION     DEPRECIATION
----                         ------------   --------------   --------------   --------------
Core Growth Fund             $265,378,492     $27,773,839     $(3,454,283)      $24,319,556
Emerging Growth Fund          132,073,539      43,310,709      (2,197,335)       41,113,374
Small Cap Core Growth Fund     31,898,544       7,325,568        (711,144)        6,614,424
Value Fund                     44,200,362       8,235,359        (560,752)        7,674,607
Global Equity Fund             63,090,900      19,093,868        (561,643)       18,532,225
Balanced Fund                  10,792,067         730,592         (87,516)          643,076
Income Fund                    47,562,953         355,618        (213,781)          141,837
Money Market Fund              84,934,318              --              --                --

FINANCIAL NOTES (UNAUDITED)

NEW ACCOUNTING PRONOUNCEMENTS

In September 2006 the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, FASB issued FASB Interpretation No. 48 - "Accounting for Uncertainty in Income Taxes," which requires for all entities, including pass-through entities such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is required to be implemented no later than the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has not yet begun to evaluate the impact of this interpretation to the funds.

SUPPLEMENTAL INFORMATION (UNAUDITED)

PORTFOLIO HOLDINGS DISCLOSURE

Each fund, except the Money Market Fund, posts its full portfolio holdings monthly, with a 30-day lag, on www.citizensfunds.com. The portfolio holdings are posted within approximately five business days after month end. The funds' portfolio holdings will remain available until the following month's information is posted.

In addition, each fund's, except the Citizens Money Market Fund's, top ten portfolio holdings in order of position size and as a percentage of the total portfolio as well as sector breakdowns and portfolio characteristics are available quarterly, within approximately fifteen business days after quarter end on www.citizensfunds.com. Each fund's top ten portfolio holdings, sector breakdown and portfolio characteristics will remain available until the following quarter's information is posted.

Details of the funds' portfolio holdings policies and procedures, including a discussion of any exceptions, are contained in the funds' SAI.

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within 60 days of such quarters' end on Form N-Q. You can receive a copy of each funds' Form N-Q without charge by calling 800.223.7010 or by visiting the website at www.citizensfunds.com. The fund's Form N-Q is also available through a variety of methods. You can:

-    find it on the EDGAR Database of the SEC internet site at www.sec.gov

- have copies sent to you (after paying a copying fee) by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov

- view and copy it in person at the SEC's Public Reference Room in Washington D.C.; for more information call 202.942.8090.

SUPPLEMENTAL INFORMATION (UNAUDITED)

TABLE OF SHAREHOLDER EXPENSES

As a shareholder of the funds, you may incur two types of costs: (1) redemption fees (for Global Equity Fund only) and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The table on the opposite page provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table on the opposite page also provides information about hypothetical account values and hypothetical expenses based on each fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and other individual shareholder fees mentioned in the prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               DECEMBER 31, 2006

                                                                        ANNUALIZED
                                                           EXPENSES       EXPENSE
                                 BEGINNING     ENDING    PAID DURING   RATIO DURING
                                  ACCOUNT     ACCOUNT     PERIOD(1)     THE PERIOD
                                   VALUE       VALUE     07/01/06 --    07/01/06 --
                                  07/01/06    12/31/06     12/31/06      12/31/06
                                 ---------   ---------   -----------   ------------
CORE GROWTH FUND
Standard -- actual               $1,000.00   $1,022.00      $ 7.90         1.55%
Standard -- hypothetical          1,000.00    1,017.39        7.88         1.55%
Institutional -- actual           1,000.00    1,025.90        4.14         0.81%
Institutional -- hypothetical     1,000.00    1,021.12        4.13         0.81%
Administrative -- actual          1,000.00    1,024.50        5.77         1.13%
Administrative -- hypothetical    1,000.00    1,019.51        5.75         1.13%

EMERGING GROWTH FUND
Standard -- actual               $1,000.00   $1,018.90      $ 9.67         1.90%
Standard -- hypothetical          1,000.00    1,015.63        9.65         1.90%
Institutional -- actual           1,000.00    1,021.60        7.03         1.38%
Institutional -- hypothetical     1,000.00    1,018.25        7.02         1.38%
Administrative -- actual          1,000.00    1,020.30        8.15         1.60%
Administrative -- hypothetical    1,000.00    1,017.14        8.13         1.60%

SMALL CAP CORE GROWTH FUND
Standard -- actual               $1,000.00   $1,016.80      $ 7.17         1.41%
Standard -- hypothetical          1,000.00    1,018.10        7.17         1.41%

VALUE FUND
Standard -- actual               $1,000.00   $1,103.00      $ 6.84         1.29%
Standard -- hypothetical          1,000.00    1,018.70        6.56         1.29%
Institutional -- actual           1,000.00    1,105.80        4.78         0.90%
Institutional -- hypothetical     1,000.00    1,020.67        4.58         0.90%

GLOBAL EQUITY FUND
Standard -- actual               $1,000.00   $1,078.60      $10.58         2.02%
Standard -- hypothetical          1,000.00    1,015.02       10.26         2.02%
Institutional -- actual           1,000.00    1,081.90        7.45         1.42%
Institutional -- hypothetical     1,000.00    1,018.05        7.22         1.42%
Administrative -- actual          1,000.00    1,080.40        9.23         1.76%
Administrative -- hypothetical    1,000.00    1,016.33        8.94         1.76%

BALANCED FUND
Standard -- actual               $1,000.00   $1,051.40      $ 6.72         1.30%
Standard -- hypothetical          1,000.00    1,018.65        6.61         1.30%

INCOME FUND
Standard -- actual               $1,000.00   $1,043.00      $ 7.78         1.51%
Standard -- hypothetical          1,000.00    1,017.59        7.68         1.51%

MONEY MARKET FUND
Standard -- actual               $1,000.00   $1,022.10      $ 4.99         0.98%
Standard -- hypothetical          1,000.00    1,020.27        4.99         0.98%
Institutional -- actual           1,000.00    1,023.50        3.57         0.70%
Institutional -- hypothetical     1,000.00    1,021.68        3.57         0.70%

(1) Expenses equal the average account value times the fund's annualized expense ratio multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER SERVICES (UNAUDITED)

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from highly trained client shareholder representatives to an informative website.

EXCHANGES BETWEEN CITIZENS FUNDS*

You can move your money from any one of our funds to another.

RETIREMENT INVESTING

You have the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN

You can invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNARALLELED CUSTOMER SERVICE

Our representatives are well trained professionals whose goal is to satisfy your request during the first phone call. Representatives are available from 9 AM to 6 PM (ET) Monday -- Friday at 800.223.7010.

CLIENT WEALTH MANAGEMENT

You have access to receive personal, one on one advice and consultation from a Client Wealth Management specialist.

WWW.CITIZENS FUNDS.COM

Citizens Funds' website offers daily fund prices and monthly performance updates, fund and manager profiles, the funds' prospectus and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities and a copy of the funds' voting record for the 12-month period ended December 31, 2006 are available online at www.citizensfunds.com without charge, or upon request, by calling 800.223.7010, or on the SEC's website at www.sec.gov.

* Citizens Global Equity Fund charges a redemption fee of 2% on shares redeemed or exchanged within 60 days of purchase.

NOTES

NOTES

NOTES

NOTES

NOTES

                              (CITIZENS FUNDS LOGO)

TRUSTEES

Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Martha S. Pope
Henry L.P. Schmelzer

MANAGER

Citizens Advisers, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

DISTRIBUTOR

Citizens Securities, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

CUSTODIAN

Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND ACCOUNTING AGENT

BISYS Fund Services Ohio, Inc.
Columbus, OH 43219

LEGAL COUNSEL

Bingham McCutchen LLP
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Columbus, OH 43215

Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

(C) 2007 CITIZENS ADVISERS, INC.            NOT A PART OF THE SEMI-ANNUAL REPORT

ITEM 2. CODE OF ETHICS.

Not Applicable to Semi-Annual Report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable to Semi-Annual Report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable to Semi-Annual Report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for each series of the registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant is (i) accumulated and communicated to the investment company's management, including its certifying officers to allow timely decision regarding required disclosure, and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citizens Funds


By: /s/ Sophia Collier
    --------------------------------
    Sophia Collier
    President

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Sophia Collier
    --------------------------------
    Sophia Collier
    President

Date: February 28, 2007


By: /s/ Sean P. Driscoll
    --------------------------------
    Sean P. Driscoll
    Treasurer

Date: February 28, 2007